SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

PACIFIC SELECT FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

[PACIFIC SELECT FUND LETTERHEAD]

Thomas C. Sutton
Chairman of the Board

__________, 2004

Dear Variable Contract Owner:

     We are pleased to enclose a Notice and Proxy Statement for the special meeting of the shareholders of each Portfolio of Pacific Select Fund (the “Fund”).

     The special meeting is scheduled to be held at 9 a.m. Pacific time on December 17, 2004 (the “Meeting”) at the offices of Pacific Life Insurance Company (“Pacific Life”), located at 700 Newport Center Drive, Newport Beach, California 92660. Please take the time to read the proxy statement and cast your vote.

     The purpose of the Meeting is to seek your approval on a number of proposals. The following are among the proposals for which shareholder approval is sought:

(1)	To elect ten nominees to the Fund’s Board of Trustees (the “Board”);

(2)	To approve the Amended and Restated Investment Advisory Agreement between the Fund and Pacific Life to update the Agreement and to clarify the services to be provided by Pacific Life under that Agreement;

(3)	To change and incorporate the fundamental investment policies of the Fund related to portfolio diversification;

(4)	To change the investment goal of the Growth LT Portfolio; and

(5)	To change the I-Net Tollkeeper Portfolio from a diversified portfolio to a non-diversified portfolio.

     The Trustees of the Fund have concluded that all the proposals included in the proxy statement are in the best interests of the Fund and its shareholders and recommend that shareholders vote in favor of each proposal for which they are eligible to vote. For your added convenience, there is a summary at the beginning of the proxy statement that briefly describes each proposal.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Thomas C. Sutton Chairman of the Board of Trustees

PACIFIC SELECT FUND
700 Newport Center Drive
Newport Beach, CA 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

December 17, 2004

To the shareholders of Pacific Select Fund:

     A special meeting of the shareholders of the Portfolios of Pacific Select Fund (the “Fund”) will be held on the 17th day of December, 2004 at 9 a.m. Pacific time (the “Meeting”), at the offices of Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, CA 92660, or any adjournment thereof, for the following purposes:

(1)	To elect ten nominees to the Fund’s Board of Trustees (the “Board”). (This proposal applies to all shareholders).

(2)	To approve the Amended and Restated Investment Advisory Agreement between the Fund and Pacific Life to update the Agreement and to clarify the services to be provided by Pacific Life under the Agreement. (This proposal applies to all shareholders).

(3)	To change and incorporate fundamental investment restrictions (ii) and (iii) regarding portfolio diversification into a single fundamental investment restriction that is consistent with the requirements of the Investment Company Act of 1940, as amended (“Investment Company Act”). (This proposal applies to shareholders of all Portfolios except the Short Duration Bond, Equity Income and Small-Cap Value Portfolios).

(4)	To change the investment goal of the Growth LT Portfolio to seek long-term growth of capital. (This proposal applies only to shareholders of the Growth LT Portfolio).

(5)	To change the I-Net Tollkeeper Portfolio from a diversified portfolio to a non-diversified portfolio. (This proposal applies only to shareholders of the I-Net Tollkeeper Portfolio).

(6)	To transact such other business as may properly come before the shareholder Meeting or any adjournment thereof.

1

     The Board has fixed the close of business on September 20, 2004 as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Fund (or, with respect to Proposals 3, 4 and 5, the specific Portfolios of the Fund affected by those Proposals) on the record date are entitled to vote as though they were shareholders. For purposes of this notice and proxy statement, references to “shareholders,” unless otherwise indicated, shall include such variable contract owners.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly, vote telephonically by calling 1-866-837-1894, or vote via the Internet at https://vote.proxy-direct.com. The enclosed proxy is being solicited by the Board of the Fund.

     Please respond - your vote is important. Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet.

By Order of the Board of Trustees

By:
Audrey L. Milfs, Secretary

Newport Beach, California
                   , 2004

2

PROXY STATEMENT

PACIFIC SELECT FUND
700 NEWPORT CENTER DRIVE
NEWPORT BEACH, CALIFORNIA 92660

SPECIAL MEETING OF SHAREHOLDERS
OF THE
PACIFIC SELECT FUND

December 17, 2004

SOLICITATION OF PROXIES
ON BEHALF OF THE
PACIFIC SELECT FUND BOARD OF TRUSTEES

     This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Pacific Select Fund (the “Fund”) for use at a special meeting of shareholders of each of the Fund’s Portfolios to be held at 9 a.m. Pacific time on December 17, 2004 (the “Meeting”) at the offices of Pacific Life Insurance Company (“Pacific Life”), located at 700 Newport Center Drive, Newport Beach, CA 92660, and at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”). This proxy statement will be first mailed to shareholders on or about          , 2004. The primary purpose of the meeting is for shareholders of the Portfolios, as set forth in the attached Notice, to consider and approve the following proposals:

(1)	To elect ten nominees to the Fund’s Board of Trustees (the “Board”). (This proposal applies to all shareholders).

(2)	To approve the Amended and Restated Investment Advisory Agreement. (This proposal applies to all shareholders).

(3)	To change and incorporate fundamental investment restrictions (ii) and (iii) regarding portfolio diversification into a single fundamental investment restriction that is consistent with the requirements of the Investment Company Act of 1940, as amended (“Investment Company Act”). (This proposal applies only to shareholders of the Blue Chip, Aggressive Growth, Diversified Research, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street Core, Emerging Markets, Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, Large-Cap Value, Comstock, Real Estate and Mid-Cap Growth Portfolios).

(4)	To change the investment goal of the Growth LT Portfolio to seek long-term growth of capital. (This proposal applies only to shareholders of the Growth LT Portfolio).

(5)	To change the I-Net Tollkeeper Portfolio from a diversified portfolio to a non-diversified portfolio. (This proposal applies only to shareholders of the I-Net Tollkeeper Portfolio).

(6)	To transact such other business as may properly come before the shareholder meeting or any adjournment thereof.

     As set forth in the attached notice, shareholders will be asked to vote on five proposals at the meeting. The following table shows the shareholders that are entitled to vote for each proposal.

Proposal 1	Shareholders of all Portfolios

Proposal 2	Shareholders of all Portfolios

Proposal 3	Shareholders of the Blue Chip, Aggressive Growth, Diversified Research, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street Core, Emerging Markets, Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, Large-Cap Value, Comstock, Real Estate and Mid-Cap Growth Portfolios

Proposal 4	Shareholders of the Growth LT Portfolio

Proposal 5	Shareholders of the I-Net Tollkeeper Portfolio

SUMMARY OF PROPOSALS

     While you should read the full text of the Proxy Statement, here’s a brief summary of each of the proposals and how they will affect the Pacific Select Fund (the “Fund”) and the Portfolios.

Proposal 1 (All shareholders)

Under this proposal, the Board recommends that you elect ten individuals to the Fund’s Board of Trustees (the “Board”). The nominees are Frederick L. Blackmon, Cecilia H. Herbert, Lucie H. Moore, Richard L. Nelson, Lyman W. Porter, Alan Richards, Glenn S. Schafer, Thomas C. Sutton, Nooruddin (Rudy) S. Veerjee, and G. Thomas Willis. If the slate of nominees is elected, the Board will consist of ten Trustees, two of whom will be “interested persons” of the Fund because of their positions with Pacific Life.

Proposal 2 (All shareholders)

Under this proposal, the Board recommends that you approve the Amended and Restated Investment Advisory Agreement between Pacific Life and the Fund that would clarify the services that Pacific Life is responsible for providing under that Agreement. As more fully described in this proxy statement, the proposed amendment will update the Agreement to reflect the current operational structure and environment relevant to the Fund, and will specify that Pacific Life is responsible under the Amended and Restated Investment Advisory Agreement only for providing investment management services, and that Pacific Life may be compensated separately by the Fund for the time of Pacific Life personnel in providing non-investment management services, including administrative, legal, accounting, and regulatory support to the Fund.

Proposal 3 (Please see chart on page 2 for applicable Portfolios)

Under this proposal, the Board recommends that you approve certain changes to the Fund’s “fundamental” investment restrictions on portfolio diversification, which are set forth in the Statement of Additional Information (“SAI”), to make these restrictions consistent with the diversification standard under the Investment Company Act. Currently, it is the fundamental investment policy of the Fund that each applicable Portfolio may not, with respect to 100% of their assets, invest in any security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer. If approved, the amended fundamental investment policy would apply this restriction only to 75% of each Portfolio’s total assets, which is the standard required by the Investment Company Act for “diversified” investment companies.

Proposal 4 (Growth LT Portfolio shareholders)

Under this proposal, the Board recommends that you approve an amendment to the investment goal of the Growth LT Portfolio. Of the Fund’s thirty-one Portfolios, sixteen strive to achieve long-term growth of capital. This amendment is being proposed to conform the description of the investment goal of the Growth LT Portfolio with these other Portfolios by removing the reference to “in a manner consistent with the preservation of capital”.

Proposal 5 (I-Net Tollkeeper Portfolio shareholders)

Under this proposal, the Board recommends that you approve a change in the I-Net Tollkeeper Portfolio from a diversified portfolio to a non-diversified portfolio.

The Board of Trustees recommends that you vote FOR each proposal for which you are eligible to vote.

PROPOSAL 1: ELECTION OF NOMINEES
TO THE FUND’S BOARD OF TRUSTEES

     At the Meeting, shareholders will be asked to elect Frederick L. Blackmon, Cecilia H. Herbert, Lucie H. Moore, Richard L. Nelson, Lyman W. Porter, Alan Richards, Glenn S. Schafer, Thomas C. Sutton, Nooruddin (Rudy) S. Veerjee, and G. Thomas Willis to the Board of Trustees (the “Board”). The Board is currently comprised of seven Trustees. It is anticipated that three of those Trustees, Messrs. Nelson, Porter, and Richards, will resign on or before December 31, 2005 pursuant to the Fund’s retirement policy. Two new independent Trustee nominees, Messrs. Blackmon and Veerjee, are proposed to be added to the Board to enable the Board to continue to have the representation of independent Trustees with a diversity of backgrounds and talents. The Board believes that adding these two new independent Trustees prior to the resignations of Messrs. Nelson, Porter and Richards will facilitate a smooth Board transition process, to the benefit of the Fund and its shareholders.

Interested Trustee Nominees

Glenn S. Schafer

     Mr. Schafer has served as President of the Fund since February 25, 1999. Mr. Schafer has been nominated by the unanimous vote of the Board to serve as a Trustee. If elected, Mr. Schafer will serve on the Board until his successor has been duly elected and qualified or until his earlier resignation or removal. If elected, Mr. Schafer would be an “interested person” of the Fund, as that term is defined by Section 2(a)(19) of the Investment Company Act (an “Interested Trustee”) because of his position as President of Pacific Life Insurance Company (“Pacific Life”).

     Mr. Schafer, age 55, is President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp, and he holds similar positions with other subsidiaries and affiliates of Pacific Life. Mr. Schafer is also President and Trustee of Pacific Funds, which is another mutual fund advised by Pacific Life; Director of Beckman Coulter, Inc.; a former Management Board Member of PIMCO Advisors L.P. (2000); and a former Equity Board Member of PIMCO Advisors L.P. (1997).

Thomas C. Sutton (incumbent)

     Mr. Sutton has served as Chairman of the Board since 1987, and was elected by shareholders of the Fund on July 21, 1987. If elected, Mr. Sutton will serve on the Board until his successor has been duly elected and qualified or until his earlier resignation or removal. Mr. Sutton is an Interested Trustee of the Fund because of his position as Chairman of the Board of Pacific Life.

     Mr. Sutton, age 62, is Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life. Mr. Sutton is also Chairman of the Board and Trustee of Pacific Funds; Director of The Irvine Company (real estate); and Director of Edison International (utilities). Formerly, Mr. Sutton was a Director of Newhall Land & Farming.

(2004); Management Board Member of PIMCO Advisors L.P. (1997); and Equity Board Member of PIMCO Advisors L.P. (1997).

Independent Trustee Nominees

Frederick L. Blackmon

     Mr. Blackmon has been nominated by the unanimous vote of the Board to serve as a Trustee. Mr. Blackmon meets the statutory requirement for independence under the Investment Company Act, in that he is not an “interested person” of the Fund, as that term is defined by Section 2(a)(19) of the Investment Company Act (an “Independent Trustee”). If elected, Mr. Blackmon will serve on the Board until his successor has been duly elected and qualified or until his earlier resignation or removal.

     Mr. Blackmon, age 52, served as Executive Vice President (“EVP”) and Chief Financial Officer (“CFO”) of Zurich Life where he led its Finance, Investments, and Risk Management areas. Prior to his service at Zurich Life, Mr. Blackmon was the EVP and CFO of Alexander Hamilton Life Insurance Company (a subsidiary of Household International) where he led its Finance, Investment, and Actuarial areas. Earlier in his career, Mr. Blackmon served as Vice President of Planning for Household International. Formerly, Mr. Blackmon served on the board and audit committee at the Zurich Life Companies (2003), the board and finance and faculty affairs committees of Eastern Michigan University (1996), and the board of Cranbrook Schools (1999).

Cecilia H. Herbert (incumbent)

     Ms. Herbert was appointed to the Board as a Trustee by unanimous vote of the Board on February 24, 2004, effective March 18, 2004. Ms. Herbert is also a member of the Fund’s Audit, Policy and Nominating Committees. Ms. Herbert meets the statutory requirement for serving as an Independent Trustee. If elected, Ms. Herbert will serve on the Board until her successor has been duly elected and qualified or until her earlier resignation or removal.

     Ms. Herbert, age 55, is a former Trustee of the Montgomery Funds (2003) and a former Managing Director of J.P. Morgan & Co. (financial services). Ms. Herbert worked in J.P. Morgan’s New York Office from 1973 to 1976 and San Francisco Office from 1978 to 1991, retiring as a Managing Director.

Lucie H. Moore (incumbent)

     Ms. Moore has served as a Trustee of the Fund since 1998, and was appointed to the Board in 1998 by the other Trustees of the Fund before being elected by the Fund’s shareholders on October 28, 1999. Ms. Moore is also a member of the Fund’s Audit, Policy and Nominating Committees. Ms. Moore meets the statutory requirement for serving as an Independent Trustee. If elected, Ms. Moore will serve on the Board until her successor has been duly elected and qualified or until her earlier resignation or removal.

     Ms. Moore, age 47, is also a Trustee of Pacific Funds. Formerly, she was a partner (1994) with the law firm Gibson, Dunn & Crutcher.

Richard L. Nelson (incumbent)

     Mr. Nelson has served as a Trustee of the Fund since 1987, and was elected by shareholders of the Fund on July 21, 1987. Mr. Nelson is Chair of the Fund’s Audit Committee and a member of the Fund’s Policy and Nominating Committees. Mr. Nelson meets the statutory requirement for serving as an Independent Trustee. If elected, Mr. Nelson will serve on the Board until his successor has been duly elected and qualified or until the earlier of his resignation, removal, or scheduled retirement on December 31, 2005.

     Mr. Nelson, age 74, is also a Trustee of Pacific Funds. Formerly, Mr. Nelson was a Trustee (2001) and Trustee Emeritus (2003) of PIMCO Funds, Multi-Manager Series; a Director (2000) of Wynn’s International, Inc. (industrial); and is a retired partner (1983) of the accounting firm Ernst & Young LLP.

Lyman W. Porter (incumbent)

     Mr. Porter has served as a Trustee of the Fund since 1987, and was elected by shareholders of the Fund on July 21, 1987. Mr. Porter is Chair of the Fund’s Nominating Committee and a member of the Fund’s Audit and Policy Committees. Mr. Porter meets the statutory requirement for serving as an Independent Trustee. If elected, Mr. Porter will serve on the Board until his successor has been duly elected and qualified or until the earlier of his resignation, removal, or scheduled retirement on December 31, 2005.

     Mr. Porter, age 74, is also a Trustee of Pacific Funds; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; and a member of the Board of Trustees of the American University of Armenia. Formerly, Mr. Porter was a Trustee (2001) and Trustee Emeritus (2003) of PIMCO Funds, Multi-Manager Series; a Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; and Dean (1983) of the Graduate School of Management, University of California, Irvine.

Alan Richards (incumbent)

     Mr. Richards has served as a Trustee of the Fund since 1987, and was elected by shareholders of the Fund on July 21, 1987. Mr. Richards is Chair of the Fund’s Policy Committee and a member of the Fund’s Audit and Nominating Committees. Mr. Richards meets the statutory requirement for serving as an Independent Trustee. If elected, Mr. Richards will serve on the Board until his successor has been duly elected and qualified or until the earlier of his resignation, removal, or scheduled retirement on December 31, 2005.

     Mr. Richards, age 74, is also a Trustee of Pacific Funds; Chairman of the Board and Director of NETirement.com, Inc. (retirement planning software); and Chairman of IBIS Capital, LLC (financial services). Mr. Richards is a co-owner and member of the Advisory Board of Lease & Financial International, Inc. (insurance provider for the leasing industry). Formerly, Mr. Richards was a Trustee (2001) and Trustee Emeritus (2003) of PIMCO Funds, Multi-Manager Series, and a Director (1998) of Western National Corporation

(insurance holding company); Chairman (1986) of E.F. Hutton Insurance Group; and Director (1986) of E.F. Hutton and Company, Inc. (financial services).

Nooruddin (Rudy) S. Veerjee

     Mr. Veerjee has been nominated by the unanimous vote of the Board to serve as a Trustee. Mr. Veerjee meets the statutory requirement for serving as an Independent Trustee. If elected, Mr. Veerjee will serve on the Board until his successor has been duly elected and qualified or until his earlier resignation or removal.

     Mr. Veerjee, age 45, is the former President of Transamerica Insurance & Investment Group (1998-2000). Prior to that, he served as the President of Transamerica Asset Management from 1994-1997, and as the Chairman and Chief Executive Officer of Transamerica Premier Funds from 1995-2000. Mr. Veerjee served on the Board of Directors of various Transamerica Life Companies from 1994-2000. Currently, Mr. Veerjee is a private investor.

G. Thomas Willis (incumbent)

     Mr. Willis was appointed to the Board as a Trustee by unanimous vote of the Board on November 17, 2003. Mr. Willis is also a member of the Fund’s Policy, Nominating, and Audit Committees. Mr. Willis meets the statutory requirement for serving as an Independent Trustee. The Board has determined that Mr. Willis qualifies as an “audit committee financial expert,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h). If elected, Mr. Willis will serve on the Board until his successor has been duly elected and qualified or until his earlier resignation or removal.

     Mr. Willis, age 62, is also a Trustee of Pacific Funds. Mr. Willis is a certified public accountant. He is a retired partner of the accounting firm PricewaterhouseCoopers LLP, where he worked for 38 years, 26 of which he was an audit partner. Mr. Willis was responsible for numerous financial services clients primarily operating in the investment management industry.

Other Information

     Each of the current Trustees oversees 51 separate portfolios in the Fund complex, which is comprised of Pacific Select Fund (31 portfolios) and Pacific Funds (20 portfolios), other than Ms. Herbert who oversees 31 separate portfolios, and Mr. Schafer, who oversees 20 separate portfolios. All Trustees of the Fund can be contacted c/o Pacific Select Fund at 700 Newport Center Drive, Newport Beach, CA 92660.

     Information concerning the Fund’s executive officers may be found in Appendix A. If any Trustee is not elected, the Board will consider what action is appropriate based upon the interests of the Fund and its shareholders. However, Trustees currently serving on the Board may continue to serve as Trustees notwithstanding the failure of shareholders to approve this proposal.

     All nominees except Mr. Schafer were originally identified and recommended by the Nominating Committee or have served on the Board since the inception of the Fund in 1987. Mr. Schafer, who has served as President of the Fund since 1999, was identified and recommended by the full Board (including the Independent Trustees) and Pacific Life. If the slate of nominees is elected by shareholders, the Board will consist of ten Trustees, two of whom (Messrs. Sutton and Schafer) will be Interested Trustees, and eight of whom will be Independent Trustees. It is anticipated that Messrs. Porter, Nelson, and Richards will retire from the Board on or before December 31, 2005, in accordance with the Fund’s retirement policy. The retirement policy, which may be amended by the Board without shareholder approval, provides generally that a Trustee shall retire from the Board on or before December 31 of the year in which the Trustee turns 72, except that this policy has been modified with respect to Messrs. Porter, Nelson and Richards to provide that they shall retire on or before December 31 of the year in which they turn 75, which, for each of them, is 2005.

Fund Committees

     The Fund has a standing Audit Committee, Policy Committee, Nominating Committee, and Valuation Committee. The Audit Committee, the Policy Committee, and the Nominating Committee are composed entirely of Trustees who are Independent Trustees. The Valuation Committee consists of any two or more Trustees, at least one of which is an Independent Trustee of the Fund. The two or more Trustees who serve as the members of the Valuation Committee may vary from meeting to meeting.

Audit Committee

     Pursuant to an Audit Committee Charter, which is attached hereto in Appendix B, the Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the Fund’s independent auditors, reviewing the scope of the proposed audits of the Fund, reviewing with the independent auditors the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. Mr. Richard Nelson serves as Chairman of the Audit Committee.

Policy Committee

     The Policy Committee’s primary responsibility is to provide a forum for the Independent Trustees to meet and deliberate on certain matters, including matters to be presented to the Fund’s full Board of Trustees for its review and/or consideration for approval. Mr. Richards serves as Chairman of the Policy Committee.

Nominating Committee

     The Nominating Committee is responsible for screening and nominating candidates for election to the Board as Independent Trustees of the Fund. The Nominating Committee has adopted a charter, effective October 1, 2004, a copy of which is attached hereto in Appendix C. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including the shareholders of the Fund. Recommendations can be submitted to: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA, 92660, Attention: Chairman, Nominating Committee. Mr. Lyman Porter serves as the Chairman of the Nominating Committee.

      In considering candidates for selection or nomination to the Board, the Nominating Committee will consider various factors, including a candidate’s education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of Pacific Life or advisers to the Nominating Committee with respect to the candidate, the candidate’s other business and professional activities, and other factors that may be deemed relevant by the Nominating Committee.

Valuation Committee

     The Valuation Committee’s primary responsibility is to oversee the implementation of the Fund’s Valuation Procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the investment adviser of the Fund (Pacific Life) or a Manager of a Portfolio on behalf of the Board, as specified in the Fund’s Valuation Procedures adopted by the Board.

Board and Committee Meetings in Fiscal Year 2003

     During the fiscal year ended December 31, 2003, there were four meetings of the Board, five meetings of the Policy Committee, two meetings of the Audit Committee, four meetings of the Nominating Committee and one meeting of the Valuation Committee. Each of the Independent Trustees then in office attended all of the Board meetings held. Mr. Sutton attended three of the four Board meetings held. There was also 100% attendance at all committee meetings.

Trustee Compensation

      For their services in 2003, the Fund paid the Independent Trustees an annual retainer of $44,000 payable quarterly (pro rata for a portion of the year) and a fee of $2,750 and $2,200, respectively, for each Board and committee meeting attended, other than Valuation Committee meetings. Additionally, the chairman of each committee received an annual fee of $3,300 for the Audit and Policy Committees and $2,200 for the Nominating Committee. The following table sets forth the compensation paid or owed to the Trustees for their services to the Fund during the Fund’s fiscal year ended December 31, 2003. In addition to the fees listed below, the Independent Trustees were also reimbursed for all reasonable expenses incurred in the execution of their duties.

		Pension or		Total
		Retirement		Compensation
		Benefits	Estimated	From the Fund
	Aggregate	Accrued as part	Annual Benefits	and Fund
	Compensation	of Fund’s	Upon	Complex Paid to
Name of Trustee	From Fund	Expenses	Retirement (1)	Trustees (2)
Richard L. Nelson	$82,500 (3)	$66,285	$55,000	$42,700
Lyman W. Porter	$81,400 (4)	$66,285	$55,000	$25,000
Alan Richards	$82,500	$66,285	$55,000	$103,500
Lucie H. Moore	$79,200	$0	$0	$103,200
Cecilia H. Herbert (5)	$0	$0	$0	$0
G. Thomas Willis (6)	$8,250	$0	$0	$12,417

(1)	After 15 years of service, an Independent Trustee shall receive an initial payment of $55,000 payable on January 2 of the year immediately following the year in which he or she retires; and subsequent payments of $55,000 payable on January 2 of each of the succeeding four years.

(2)	Compensation paid by the Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2003 and March 31, 2004, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

(3)	Mr. Nelson elected to defer $47,300 of the $82,500.

(4)	Mr. Porter elected to defer the entire $81,400.

(5)	Ms. Herbert became a Trustee effective March 18, 2004.

(6)	Mr. Willis became a Trustee effective November 17, 2003.

      For their services in 2004, the Fund pays the Independent Trustees an annual retainer of $50,000 payable quarterly (pro rata for a portion of the year) and a fee of $3,500 and $2,500, respectively, for each Board and committee meeting attended, other than Valuation Committee meetings. Additionally, the chairman of each committee receives an annual fee of $4,000 for the Audit and Policy Committees and $2,200 for the Nominating Committee. In addition to the fees listed, the Independent Trustees are also reimbursed for all reasonable expenses incurred in the execution of their duties.

Beneficial Interest of Trustees and Trustee Nominees

      None of the Trustees, nominees or officers directly own shares of the Fund because the Fund is only offered directly to Pacific Life and its affiliates. As of December 31, 2003, the Trustees, nominees or officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. As of September 20, 2004, each of the Trustees, other than Mr. Willis, held directly or indirectly shares of the Fund, other investment companies of the Pacific Life Fund Complex, or had interests in a deferred compensation plan which interests mirror the returns of certain funds in the Pacific Life Fund Complex. The table in Appendix D shows the dollar range of equity securities owned by each Trustee or nominee (or in which the Trustee or nominee has an indirect beneficial interest through ownership of a variable contract) as of September 20, 2004 (i) in the Portfolios of the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee or nominee within the Pacific Life Fund Complex.

Accounting Matters

     The Board (including a majority of the Independent Trustees) has selected Deloitte & Touche LLP (“Deloitte”) as the independent auditors for the Fund for the fiscal year ending December 31, 2004. The engagement of such independent auditors for this fiscal year may be terminated by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. It is not expected that representatives of Deloitte will be in attendance at the Meeting.

Audit Committee Report

     The Audit Committee of the Board of the Fund normally meets at least twice during each full fiscal year with the Fund’s Treasurer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter. The members of the Fund’s Audit Committee are Ms. Herbert, Ms. Moore, and

Messrs. Nelson, Porter, Richards, and Willis. These members are not professionally engaged in the practice of auditing or accounting. Further, such members are Independent Trustees. The Board has determined that Mr. Willis, who is an Independent Trustee, qualifies as an “audit committee financial expert,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h).

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. Further, the Audit Committee has considered whether the provision by the Fund’s independent auditors of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, if any, is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors the independence of the independent auditors.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for the year ended December 31, 2003.

Audit Fees

     The aggregate fees paid to Deloitte in connection with the annual audit of the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were as follows:

		Audit-Related
Fiscal Year	Audit Fees	Fees	Tax Fees	All Other Fees
2003	$279,000	$ 0	$0	$0
2002	$251,350	$ 0	$0	$0

     The non-audit fees billed by Deloitte to Pacific Life for the years ended December 31, 2003 and 2002 were $287,000 and $247,000, respectively. Deloitte did not provide any non-audit services to any entity controlling, controlled by or under common control with Pacific Life that provides ongoing services to the Fund.

     The Audit Committee pre-approves all audit and non-audit services provided by Deloitte or any independent auditors engaged by the Fund and any non-audit or audit-related services provided to its service affiliates, which have an impact on the Fund in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the independent auditors for each fiscal year, and a majority of the Fund’s Independent Trustees approve the engagement. The Audit Committee may pre-approve the provision of types or categories of non-

audit services for the Fund and permissible non-audit services for the Fund’s service affiliates on an annual basis at the time of the independent auditors’ engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the independent auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

Financial Information Systems Design and Implementation Fees

     During the fiscal year ended December 31, 2003, Deloitte did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, Pacific Life or entities controlling, controlled by or under common control with Pacific Life that provide services to the Fund.

     The Audit Committee of the Board has considered the nature of the non-audit services rendered by Deloitte and does not consider them incompatible with Deloitte’s independence.

Required Vote and Recommendation of the Board of Trustees

     A plurality of the votes cast at the Meeting is required to elect a Trustee. The Fund’s shares do not have cumulative voting rights. If approved by shareholders this proposal will take effect on January 1, 2005.

     The Board of Trustees unanimously recommends that shareholders vote FOR the election of the nominees to the Board.

PROPOSAL 2: APPROVAL OF THE AMENDED AND
RESTATED INVESTMENT ADVISORY AGREEMENT

     The shareholders of the Fund are being asked to consider an amendment and restatement to the Investment Advisory Agreement (“Agreement”) between Pacific Life and the Fund to clarify and modernize the Agreement. As discussed further below, the proposed amendment and restatement would:

•	clarify Pacific Life’s responsibilities as investment adviser of the Fund with respect to Portfolios managed directly by Pacific Life and Portfolios managed by investment sub-advisers;

•	specify certain reporting obligations of Pacific Life to the Board in connection with the selection and analysis of investment sub-advisers and the maintenance of the Fund’s investment program;

•	specify in greater detail the expenses for which the Fund and Pacific Life, respectively, are responsible under the Agreement, which is intended to clarify ambiguity under the Agreement.

     Modernization of the Agreement’s Structure. The Fund was organized in 1987, and the Agreement has remained substantially unchanged since that time. In 1999, the Fund and Pacific Life received an order from the Securities and Exchange Commission permitting the Fund to be operated as a “manager of managers” fund, which permits Pacific Life and the Board to choose investment sub-advisers of the Portfolios of the Fund without obtaining shareholder approval. As a result, a significant component of Pacific Life’s current responsibilities involves assisting in the selection, monitoring, and evaluation of investment sub-advisers, rather than managing securities portfolios directly. Accordingly, the Agreement is proposed to be amended to set forth in separate sections and in a clearer manner, the responsibilities of Pacific Life when it manages the assets of a Portfolio directly, and when an investment sub-adviser is appointed to manage the assets of a Portfolio. In addition, it is proposed that the Agreement be amended to provide certain reporting responsibilities of Pacific Life to the Board.

     Clarification of Matters Related to Expenses and Responsibilities. The Agreement currently requires the Fund to bear the costs of, among other functions, the registration and qualification of its shares with the Securities and Exchange Commission and with the states, and accounting and legal costs. As a result, currently the Fund compensates Pacific Life for the time of Pacific Life personnel in providing certain legal and accounting services and assistance with the preparation of the Fund’s registration statements, pursuant to an Agreement for Support Services between the Fund and Pacific Life dated October 1, 1995 (the “Support Services Agreement”). The Agreement, in certain instances, does not clearly define or limit Pacific Life’s responsibilities with respect to non-investment management functions, and certain language in the current Agreement may limit the ability of the Fund to compensate Pacific Life for the services of officers or employees of Pacific Life who are also trustees or officers of the Fund.

     It is the intention of the Board in proposing these amendments to make it clear that non-investment management services are not covered under the Agreement, and to allow employees and officers of Pacific Life to provide such services for compensation if determined appropriate by the Board, without regard to whether such personnel have also been appointed as a trustee or officer of the Fund. In the view of the Board, the need for these clarifications has been reinforced by the recent rapid changes to the regulatory landscape for mutual funds, which have significantly increased the burdens and expenses associated with the operation of mutual funds, including the Fund.

The Current Agreement

     The current Agreement was entered into between the Fund and Pacific Life in 1987 and has remained substantially unchanged since that time, except with respect to the addition and removal of various Portfolios of the Fund.

     Under the Agreement, the Fund has appointed Pacific Life to provide advice with respect to the Portfolios of the Fund, either directly or indirectly through other investment managers, relating to the management of the investments of the Fund and the composition of its investment portfolio, including cash, and the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objectives and policies. In connection with these investment management services, Pacific Life agrees to act in conformity with laws and regulations and the direction of the Board, to maintain books and records with respect to the Fund’s securities transactions and render reports to the Board, and to provide the Fund with necessary office space, telephones, and personnel competent to perform administrative and clerical functions.

     The Agreement specifies certain expenses of the Fund’s operations that are the responsibility of Pacific Life, on the one hand, and the Fund, on the other. Under the Agreement, Pacific Life is responsible for all salaries, fees and expenses of any officer or trustee of the Fund who is also an officer, director or employee of Pacific Life. The Fund is responsible for certain other expenses, including but not limited to fees and expenses of the trustees of the Fund who are not officers, directors or employees of Pacific Life; salaries and expenses of any officers or employees of the Fund who are not affiliated with Pacific Life; accounting and legal costs; and recordkeeping expenses (except recordkeeping required by Pacific Life in connection with management of the Fund’s assets).

     Pacific Life receives a per Portfolio fee for the services it provides under the Agreement equal to a percentage of the net assets of each Portfolio. These percentages are set forth in Appendix E. Under the Agreement, except as otherwise required under the 1940 Act, Pacific Life is not liable for any damages, expenses or losses incurred in connection with the advisory services provided by Pacific Life, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard in connection with the performance by Pacific Life of its services under the Agreement. No change is proposed to Pacific Life’s standard of care under the Agreement, although a clarification is proposed to be added in light of the Fund’s operations in the “manager of managers” structure.

     The Agreement provides that it continues from year to year so long as at least annually it is approved with respect to each Portfolio by a majority of the outstanding voting securities of each Portfolio or by a vote of a majority of the Trustees of the Fund, including a majority of the Trustees who are not “interested persons” of the Fund under the 1940 Act (Independent Trustees) and who are not parties to the Agreement.

     The Agreement may be terminated by either party upon notice to the other without penalty upon no less than 60 days’ notice by the Fund to Pacific Life or 90 days’ notice by

Pacific Life to the Fund. The Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act), and the Agreement may not be amended in any material respect without approval of a majority vote of the outstanding voting securities of the Fund, as defined under the 1940 Act.

     The Agreement was originally approved by the Board, including a majority of the Independent Trustees who are not parties to the Agreement, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988, and has been amended from time to time to add or remove Portfolios of the Fund. The Agreement was most recently unanimously approved with respect to all Portfolios of the Fund by the Board, including a majority of the Independent Trustees who are not parties to the Agreement, at its meeting held on November 17, 2003.

     The Proposed Amendments

     As discussed in the introduction above, Pacific Life and the Board are proposing an Amended and Restated Agreement that will modernize the Agreement and clarify the scope of services provided by Pacific Life under the Agreement.

     Specifically, it is proposed that among other things, the Agreement be amended to:

•	modernize the Agreement in recognition of the development of the Fund as a “manager of managers” mutual fund, in which the assets of the Fund are primarily managed by sub-advisers under the supervision of Pacific Life. New Section 2 of the Agreement would define Pacific Life’s role where an investment sub-adviser manages a Portfolio. This role would include analysis and selection of investment sub-adviser candidates and providing recommendations to the Board; periodically monitoring and evaluating the performance of the investment sub-advisers; and making certain employees of Pacific Life available to the Board for consultation and reporting regarding the investment sub-advisers. New Section 3 of the Agreement would define Pacific Life’s role where it provides portfolio management services directly to a Portfolio. This role would include providing a continuous investment program for the Portfolio and determination of the composition of the assets of the Portfolio, including making decisions as to when to buy, sell and hold portfolio securities. This Section also specifies that the Portfolios should be managed consistent with applicable legal and tax requirements and in conformity with the Portfolio’s registration statement disclosure. In addition, this Section specifies certain assistance that Pacific Life will provide to the Fund’s service providers, specifies certain responsibilities in connection with effecting securities transactions for the Portfolio, and establishes a responsibility for Pacific Life to report to the Board regarding the investment program of the Portfolio. In addition, in connection with updating the Agreement to reflect the “manager of managers” structure, it is proposed that the standard of care provision in the Agreement (Section 10) specify that neither Pacific Life nor its employees or affiliates will be responsible to the Fund or its shareholders for losses incurred by an investment sub-adviser except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Pacific Life’s duties under the Agreement, or by reason of reckless disregard of Pacific Life’s duties under the Agreement.

•	clarify that under the Agreement that Pacific Life is responsible for investment management services, which include primarily the selection and evaluation of investment sub-advisers to manage the assets of certain Portfolios of the Fund and management of the investments of those Portfolios of the Fund with respect to which Pacific Life does not delegate investment management responsibility to a sub-adviser, and that Pacific Life is not responsible for any non-investment management services, including legal, accounting, administration, and regulatory support services, as well as those services or functions specified in the last bullet point below;

•	clarify that Pacific Life’s obligation to provide the Fund with necessary office space, telephones, and personnel competent to perform administrative and clerical functions is limited to the investment management services provided by Pacific Life and does not include those functions other than investment management functions, such as those functions specifically designated in the Agreement as being the responsibility of the Fund;

•	eliminate the clause that may restrict the ability of the Fund to compensate Pacific Life for the service of officers, directors, or employees of Pacific Life who serve as officers or Trustees of the Fund; and

•	expand and modify the non-exclusive list of functions that the Fund is responsible for paying for to include (in addition to those expenses of the Fund currently specified in the Agreement) expenses of: the advisory and management services fee payable by the Fund under the Agreement; fees of auditors, transfer agents and dividend disbursing agents, custodians, administrators, shareholder servicing agents, and other service providers; regulatory fees; compliance with Rule 38a-1 under the 1940 Act; expenses of preparing, printing, and filing reports (including financial reports), notices, regulatory filings, registration statements, prospectuses, statements of additional information, proxy statements and other communications and distributing such information to existing shareholders, whether currently required or required in the future, including, but not limited to, Forms N-1A, N-14, N-SAR, N-PX, N-CSR, 24F-2, and N-Q (except to the extent that Pacific Life or a third party agrees to bear a portion or all of such expenses); expenses in connection with shareholder and Trustee meetings, including but not limited to preparation of materials for such meetings; fees, salaries and expenses (including legal fees and expenses) of Trustees, officers and employees of the Fund; fees, salaries, and expenses of legal counsel, experts, consultants, or other service providers retained by the independent trustees (i.e., Trustees who are not “interested persons” of the Fund); expenses of transitioning to a new sub-adviser, including, but not limited to, preparation of proxy statements or information statements as necessary, legal, accounting or administrative services related to conducting appropriate due diligence on prospective sub-advisers, and negotiating agreements with sub-advisers; and extraordinary expenses such as litigation expenses.

     Subject to approval of the Amended and Restated Agreement by shareholders, the Board will consider certain amendments to the Support Services Agreement. Currently under the Support Services Agreement, the Fund compensates Pacific Life for certain legal, accounting and administrative services (“support services”) provided by Pacific Life to the Fund, but does not compensate Pacific Life for services provided to the Fund by any officer, director or employee of Pacific Life who is also an officer or Trustee of the Fund (a “non-eligible employee”).

     The compensation provided for under the Support Services Agreement is intended to be determined on a “cost” basis. Accordingly, a billable rate is established for each Pacific Life employee (currently other than non-eligible employees) who provides support services to the Fund, which is based on the employee’s estimated annual compensation, including benefits, and departmental overhead. If a number of people are working in the same or similar capacity, Pacific Life may use an average billable hourly rate. Alternatively, Pacific Life may use standard billable hourly rates established by Pacific life for internal billing purposes. In addition, billable rates are established for services such as photocopying, printing, automatic mail compilations, and other mechanical services provided in connection with support services. This fee structure has the benefit of resulting in economies of scale for the Fund as assets increase, because the costs under the Support Services Agreement are then spread over a larger asset base.

     Any amendments to the Support Services Agreement that may be approved by the Board could expand and clarify the description of support services for which Pacific Life could be compensated, consistent with the amendments to the Agreement described above, and would eliminate the prohibition on compensation for such support services provided by non-eligible employees. Certain services currently provided or to be provided by Pacific Life for no compensation may be added to the Support Services Agreement. Amendments to the Support Services Agreement do not require shareholder approval.

     Consideration of the Board of Trustees

     At an in-person meeting of the Board held on September 20, 2004, the Trustees, including the Independent Trustees who are also not a party to the Agreement, unanimously approved the proposed amendments to the Agreement and found that such amendments are in the best interests of the Fund and its shareholders. The Board considered, among other factors:

•	the evolution of the Fund as a “manager of managers” fund since its organization in 1987;

•	that the principal purpose of the Agreement is to secure investment management services for the assets of the Fund;

•	that the Board has asked Pacific Life to take on increasingly greater responsibility in assisting the Fund with legal and regulatory compliance obligations since 1987;

•	the increased burdens of compliance with the legal and regulatory requirements applicable to the Fund since the Agreement was entered into in 1987;

•	that the Fund has required a greater time commitment in recent years than in the past with respect to officers and employees of Pacific Life who serve as Trustees and/or officers of the Fund;

•	that when the Agreement was initially entered into, neither Pacific Life nor the Fund contemplated the scope of obligations that are currently involved with respect to the operation of the Fund, and that these increased obligations largely fall outside of the core investment management function for which Pacific Life was appointed under the Agreement;

•	the high quality of the support services that Pacific Life has provided to the Fund in the past and is anticipated to be able to provide on an ongoing basis;

•	that the support services to be provided by Pacific Life are necessary for the operation of the Fund; and

•	that the compensation to be received by Pacific Life from the Fund for providing the support services, which is primarily on a “cost” basis, is reasonable.

     If approved, the amendments to the Agreement will not increase the investment management fee rates charged by Pacific Life with respect to the management of the assets of the Portfolios under the Agreement. However, the amendments could result in the Fund paying increased compensation to Pacific Life under the Support Services Agreement. For the fiscal year ended December 31, 2003, the Fund paid $723,537 to Pacific Life under the Support Services Agreement. It is not possible to accurately predict the amount of additional compensation that Pacific Life will receive from the Fund under the Support Services Agreement from year to year if the amendments to the Agreement are approved by shareholders. However, it is anticipated that if this proposal is approved by shareholders, the Fund will compensate Pacific Life for the time spent by the Chief Compliance Officer (“CCO”) of the Fund and her staff in fulfilling the Fund’s CCO function and obligations, as well as the time of persons who are currently non-eligible employees spent in providing support services. It is anticipated that these services would result in an estimated additional cost to the Fund of $117,000 for 2004 and $275,000 for 2005, which would result in an impact on the expense ratio of each portfolio of less than 0.01% in those years, based on current asset levels.

     The Support Services Agreement and the payment of compensation to Pacific Life thereunder are subject to the review of the Board on a periodic basis, and the Support Services Agreement is terminable by either party on 30 days’ notice to the other. The Board may determine to rely on Pacific Life or another party for additional non-investment management services in the future, including additional administration and compliance services, and the cost of such services could be borne by the Fund.

     Other Proposed Amendments to the Agreement

     In addition to the proposed amendments discussed above, shareholders are being asked to approve additional amendments to the Agreement. These amendments are being proposed in order to modernize the Agreement and eliminate certain provisions of the Agreement that are no longer deemed necessary or in the interests of the Fund by the Board, and are as follows:

•	A provision of the Agreement limiting the ability of Pacific Life to disclose or use records obtained by Pacific Life under the Agreement unless a Fund officer has authorized such disclosure or use or as otherwise required by law is proposed to be eliminated. Because of the wide array of services that Pacific Life provides to the Fund and the involvement of many Pacific Life employees in the day-to-day operations of the Fund, an interpretation of this clause which restricts the ability of Pacific Life employees to communicate information regarding the Fund is incompatible with the efficient operations of the Fund. Pacific Life’s involvement with the Fund often requires regular communication of information related to the Fund to third parties such as the Fund’s custodian, sub-advisers, auditors, legal counsel and others. Accordingly, it is proposed that this clause be eliminated for the avoidance of ambiguity regarding this issue.

•	A provision of the Agreement requiring Pacific Life to reimburse the Fund to the extent certain expenses of the Fund exceed limits applied by states where the shares of the Fund are registered, is proposed to be eliminated. At the time the Fund was organized in 1987, certain states imposed such limits. However, amendments to the federal securities laws have largely pre-empted the ability of states to regulate mutual funds in this manner. Accordingly, it is proposed that this clause be eliminated since it is no longer legally required.

•	Similarly, a provision of the Agreement which requires Pacific Life to screen certain individuals involved in the management of the Funds for violations of certain federal and state laws is proposed to be eliminated. These provisions were required by certain state regulators at the time the Fund was organized. However, amendments to the federal securities laws have largely pre-empted the ability of states to regulate mutual funds in this manner. Accordingly, it is proposed that these requirements be eliminated from the Agreement.

•	A provision is proposed to be added to the Agreement in Section 3(g) to recognize that Pacific Life, in the exercise of its fiduciary obligations to the Fund, may cause the Fund to pay more for effecting a securities transaction than the lowest price available if Pacific Life determines in good faith that such amount is reasonable in relation to the brokerage and research services received by the Fund. This provision is common in modern investment advisory agreements, and is consistent with current disclosure to shareholders contained in the Fund’s Statement of Additional Information.

•	A provision is proposed to be added to the Agreement in Section 16 to clarify that the obligations and liabilities incurred under the Agreement with respect to a particular Portfolio of the Fund are enforceable only with respect to the assets of that Portfolio, and not against the assets of any other Portfolio or against the Trustees, officers, or shareholders individually.

A copy of the Agreement as proposed to be amended, is included as Appendix F.

The Investment Adviser

     Pacific Life is the investment adviser and administrator of the Fund. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company. Pacific LifeCorp is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Pacific Life, Pacific LifeCorp and Pacific Mutual Holding Company are located at 700 Newport Center Drive, Newport Beach, CA 92660. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of annuity contracts and life insurance policies issued by Pacific Life have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

     The following table provides the name and principal occupation of each director and the Chief Executive Officer of Pacific Life. The address of each director and the Chief Executive Officer of Pacific Life is c/o Pacific Life, 700 Newport Center Drive, Newport Beach, CA 92660.

Directors	Principal Occupation
Thomas C. Sutton	Chairman and Chief Executive Officer of Pacific Life Insurance Company, Pacific Mutual Holding Company, and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life Insurance Company.

Glenn S. Schafer	President of Pacific Life Insurance Company, Pacific Mutual Holding Company, and Pacific LifeCorp; and similar positions with other

Directors	Principal Occupation
subsidiaries and affiliates of Pacific Life Insurance Company.

David R. Carmichael	Senior Vice President and General Counsel of Pacific Life Insurance Company, Pacific Mutual Holding Company, and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life Insurance Company.

Audrey L. Milfs	Vice President and Secretary of Pacific Life Insurance Company, Pacific Mutual Holding Company, and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life Insurance Company.

Khanh T. Tran	Executive Vice President and Chief Financial Officer of Pacific Life Insurance Company, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life Insurance Company.

Interested Persons of the Fund

     Certain Trustees and officers are deemed to be “interested persons” of the Fund because of their positions with Pacific Life. The names and principal occupations of the Trustees and officers who are deemed to be interested persons are shown in Appendix G. The address of each Trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. None of these Trustees holds directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed in Appendix G.

Advisory Fees

     The Fund pays Pacific Life, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. Net advisory fees paid by the Fund to Pacific Life for the fiscal year ended December 31, 2003 are shown in Appendix H. Further, a comparison of the advisory fee rates charged to the Fund by Pacific Life with those charged by Pacific Life to certain series of Pacific Funds which have similar investment objectives to certain Portfolios of the Fund is shown in Appendix I.

Commissions paid by the Fund to Affiliated Brokers

     For the fiscal year ended December 31, 2003, the Fund paid no commission on securities transactions to any broker affiliated with Pacific Life. Information on commissions paid to other affiliated brokers for the fiscal year ended December 31, 2003 may be found in Appendix J.

     Thomas C. Sutton, Chairman of the Board, and Glenn S. Schafer, President of the Fund, also serve in executive positions with Pacific Life. Accordingly, they may be considered to have an indirect interest with respect to this proposal.

Required Vote and Recommendation of the Board of Trustees

     The affirmative vote of a majority of each Portfolio’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the amendment to the Agreement with respect to each Portfolio. The Investment Company Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If approved by shareholders this proposal will take effect on January 1, 2005.

     The Board of Trustees unanimously recommends that shareholders vote FOR the amendments to the Agreement.

PROPOSAL 3: AMENDING THE FUND’S
FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Board of Trustees (the “Board”) recommends that shareholders of the Blue Chip, Aggressive Growth, Diversified Research, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street Core, Emerging Markets, Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, Large-Cap Value, Comstock, Real Estate and Mid-Cap Growth Portfolios approve an amendment to those Portfolios’ fundamental investment restrictions that would change and incorporate current fundamental investment restrictions (ii) and (iii) noted in the table below into a single fundamental investment restriction and conform the Portfolios’ policies to applicable requirements under the Investment Company Act, as shown below.

Current Policy/Restriction	Proposed New Policy/Restriction
Under these restrictions, a Portfolio may not:	Under these restrictions, a Portfolio may not:

...	...

(ii) with respect to 75% of its total assets (except for the Focused 30, Money Market, Comstock, and the Mid-Cap Growth Portfolios or, in the case of the Real Estate Portfolio, with respect to 50% of its assets), invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Money Market Portfolio is subject to the diversification requirement imposed on money market portfolios under the 1940 Act;

(iii) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;
(ii) with respect to 75% of its total assets (except for portfolios designated as non-diversified and the Money Market Portfolio, and in the case of the Real Estate Portfolio with respect to 50% of its assets), purchase a security (excluding securities issued or guaranteed by the US Government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase. The Money Market Portfolio is subject to the diversification requirements imposed on money market portfolios under the 1940 Act.

     Under the current fundamental investment policy (iii), the restriction of investing in any security if, as a result of such investment, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer (the “10% limit”), applies to 100% of a Portfolio’s assets. Under Investment Company Act diversification standards, this restriction applies to only 75% of a Portfolio’s assets if that Portfolio is “diversified”. The proposed amended investment policy restrictions conform the Fund policies to Investment Company Act standards. For the diversified Portfolios, this would create a 25% “non-diversified” basket of securities with respect to which the 10% limit would not apply. If a Portfolio were to exceed the 10% limit, which it would be permitted to do with respect to 25% of its assets if this proposal is approved, that Portfolio could incur greater risk of volatility and a loss in net asset value than a more diversified fund. For the non-diversified Portfolios (Focused 30, Comstock, Real Estate and Mid-Cap Growth), the 10% limit does not apply under Investment Company Act standards, and so, if this proposal is approved, the 10% limit would not apply to the non-diversified Portfolios. Similarly, the Money Market Portfolio is subject to special diversification requirements imposed specifically on money market funds, which takes the place of the general diversification standards under the Investment Company Act. Accordingly, the 10% limit would not apply to the Money Market Portfolio if this proposal is approved. This proposal is not expected to significantly affect the manner in which any of the Portfolios is currently managed.

Required Vote and Recommendation of the Board of Trustees

     The affirmative vote of a majority of each Portfolio’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the amendment to the Fund’s fundamental investment restrictions with respect to each Portfolio. The Investment Company Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If approved by shareholders this proposal will take effect on January 1, 2005.

     The Board of Trustees unanimously recommends that shareholders vote FOR the amendment to the Fund’s fundamental investment restrictions.

PROPOSAL 4: AMENDMENT TO THE INVESTMENT
GOAL OF THE GROWTH LT PORTFOLIO

     The Board is recommending that shareholders approve an amendment to the investment goal of the Growth LT Portfolio. Since the Growth LT Portfolio’s present investment goal is a fundamental policy, it may be amended only by shareholder vote. The proposed change to the Growth LT Portfolio’s investment goal is provided in the table below:

Existing Investment Goal of the	Proposed Investment Goal of the
Growth LT Portfolio	Growth LT Portfolio
This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.	This portfolio seeks long-term growth of capital.

     Of the Fund’s thirty-one Portfolios, sixteen strive to achieve long-term growth of capital. This amendment is being proposed to conform the description of the investment goal of the Growth LT Portfolio with these other Portfolios by removing the reference to “in a manner consistent with the preservation of capital”.

     Currently, there is nothing unique about the investment strategy of the Growth LT Portfolio that warrants a statement of its investment goal different from that of the other Portfolios that have long-term growth of capital as their goal. Like all other such Portfolios of the Fund, the Growth LT Portfolio mainly invests in equity securities because, unlike most fixed-income securities, equity securities have historically offered the potential for greater long-term growth. Since the concept of “in a manner consistent with the preservation of capital” may lend itself more readily to the investment goals of those Portfolios that invest in fixed income securities rather than equity securities, that reference is proposed to be removed from the language of the investment goal of the Growth LT Portfolio.

     If shareholders approve this amendment, the proposed investment goal of the Growth LT Portfolio will remain a fundamental investment policy of the Portfolio and will not be amended without shareholder approval. It is not anticipated that the proposed amendment to the investment goal of the Growth LT Portfolio will result in a material change in the way the Portfolio is managed.

Required Vote and Recommendation of the Board of Trustees

     The affirmative vote of a majority of the Growth LT Portfolio’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the amendment to the Portfolio’s investment goal. The Investment Company Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If approved by shareholders this proposal will take effect on January 1, 2005.

     The Board of Trustees unanimously recommends that shareholders vote FOR the amendment to the Growth LT Portfolio’s investment goal.

PROPOSAL 5: CHANGING I-NET TOLLKEEPER
PORTFOLIO’S SUB-CLASSIFICATION FROM
“DIVERSIFIED” TO “NON-DIVERSIFIED”

     In connection with Board approval of a change in the investment strategy of the I-Net Tollkeeper Portfolio to a large-capitalization growth mandate, and to provide the Portfolio with greater flexibility to manage consistent with this strategy, the Board of Trustees (the “Board”) is recommending that the shareholders approve a change in the sub-classification of the I-Net Tollkeeper Portfolio, as defined in Section 5(b) of the Investment Company Act, from “diversified” to “non-diversified.” The proposal to change the I-Net Tollkeeper Portfolio’s sub-classification from diversified to non-diversified requires shareholder approval under the Investment Company Act. In connection with this change, the Board also approved a change in the name of the Portfolio to the Concentrated Growth Portfolio, effective February 1, 2005.

Effect of Changing the I-Net Tollkeeper Portfolio’s Sub-Classification from Diversified to Non-Diversified

     The I-Net Tollkeeper Portfolio is currently diversified under Section 5(b)(1) of the Investment Company Act. This means that, with respect to 75% of its assets, it may not invest in a security if, as a result of such investment (at the time of such investment) more than 5% of its assets would be invested in securities of any one issuer. In addition, under its current fundamental investment policy, with respect to 100% of its assets, the I-Net Tollkeeper Portfolio may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities or securities of other investment companies.

     If shareholders approve the change in classification to “non-diversified”, the I-Net Tollkeeper Portfolio would no longer be subject to the diversification limits described above and would thus be permitted to invest a higher percentage of its assets in the securities of a smaller number of companies than is currently permissible. This flexibility would provide the current or future portfolio managers of this Portfolio with increased ability to take larger investment positions in companies that are consistent with the Portfolio’s investment goal. However, the investment risk of the Portfolio may increase, and an investment in the

Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. This risk includes greater exposure to potential poor earnings results or defaults than would be the case for a more diversified portfolio, which could result in greater net asset value volatility for the Portfolio and an increase in the risk of loss of net asset value, and therefore the value of your investment. Being classified as a non-diversified portfolio does not prevent a portfolio manager from managing the I-Net Tollkeeper Portfolio as though it were a diversified investment company.

     If, with respect to the I-Net Tollkeeper Portfolio, this Proposal and Proposal 3 are approved by shareholders, this Proposal shall take effect and the I-Net Tollkeeper Portfolio will no longer be subject to the fundamental policy on diversification. If this Proposal is not approved by shareholders but Proposal 3 is approved, Proposal 3 will take effect and the Portfolio will continue to operate as a diversified fund consistent with the Fund’s diversification policies, unless further action is taken by shareholders.

     Although the I-Net Tollkeeper Portfolio will no longer be subject to the Investment Company Act diversification limits if shareholders approve this Proposal, the Portfolio must still adhere to certain Federal Tax diversification requirements. For purposes of Subchapter M of the Internal Revenue Code of 1986, as amended, the Portfolio will operate as a “regulated investment company.” As such, it must meet certain other diversification requirements, including the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. The Portfolio will further be limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Portfolio controls and are engaged in the same, similar or related trades or businesses. In addition, the Portfolio will seek to comply with certain additional diversification requirements that are applicable to investment companies that serve as investment vehicles for variable annuity contracts and variable life insurance policies.

Required Vote and Recommendation of the Board of Trustees

     The affirmative vote of a majority of the I-Net Tollkeeper Portfolio’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the change of the Portfolio’s sub-classification from diversified to non-diversified. The Investment Company Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If approved by shareholders this proposal will take effect on February 1, 2005.

     The Board of Trustees unanimously recommends that shareholders vote FOR the change of the I-Net Tollkeeper Portfolio’s sub-classification from diversified to non-diversified.

OTHER MATTERS

Other Matters

     The Board knows of no other business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

Voting Information

     The vote required to approve a proposal is set forth at the end of the description of that proposal.

     As of the close of business on September 20, 2004, the record date, there were 2,487,623,821.906 outstanding shares of the Fund. Appendix K provides a list of outstanding shares of each Portfolio. Pacific Life and its affiliate Pacific Life and Annuity Company (“PL&A”) own of record 100% of the shares of each Portfolio. Shares of all of the Portfolios have equal rights and privileges with all other shares of the Portfolios and entitle their holders to one vote per share in his or her name, with proportional voting for fractional shares. The Fund’s shares do not have cumulative voting rights. The shares of the Portfolios are offered as an investment medium for variable annuity contracts and variable life insurance policies issued by Pacific Life and PL&A. Pacific Life and PL&A are the owners of the shares underlying the variable contracts, but are soliciting voting instructions from contract owners having contract value invested in the Portfolios as to how the shares will be voted. No contract owner is entitled to give voting instructions with respect to 5% or more of the outstanding shares of any Portfolio.

     Pacific Life and PL&A will vote shares of the Portfolios held by each of its separate accounts in accordance with instructions received from owners of its variable contracts. Pacific Life and PL&A also will vote shares of the Portfolios held in each such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. Pacific Life and PL&A will vote shares held by its general account and its subsidiary in the same proportion as other votes cast by all of its separate accounts in the aggregate. Shareholders and variable contract owners permitted to give instructions, and the number of shares for which such instruction may be given to be voted at the Meeting and any adjournment thereof, will be determined as of the record date.

     Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting. Shares represented by timely and properly executed voting instructions will be voted as specified. Executed voting instructions that are unmarked will be voted in favor of the proposals set forth in the notice.

     A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person. However, attendance at the Meeting, by itself, will not serve to revoke a proxy. An abstention on any proposal by a shareholder will be counted for purposes of establishing a quorum, but do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue, and has the same effect as a negative vote with respect to Proposals 2, 3, 4 and 5. Broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated the same as abstentions. Pursuant to the rules and policies of the New York Stock Exchange (“NYSE”), members of the NYSE may vote on Proposals 1 and 2 without instructions from beneficial owners of the Fund’s shares, but may not vote on Proposals 3, 4, or 5 without instructions from beneficial owners.

     In the event that a sufficient number of votes to approve a proposal is not received, Pacific Life may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

     Variable contract owners will be able to vote by written ballot, Internet or telephone by following the instructions on the Voting Instructions accompanying this Proxy Statement. To vote by telephone or by Internet, variable contract owners can access the website or call the toll-free number noted in the enclosed Voting Instructions.

Shareholder Communication with the Board of Trustees

     Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Fund’s Secretary at the Fund’s principal executive office: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

Information About Pacific Life

     Pacific Life, located at 700 Newport Center Drive, Newport Beach, California 92660, is a stock life insurance company domiciled in California. Pacific Life’s operations include both life insurance and annuity products, as well as financial and retirement services. As of the end of 2003, Pacific Life had $153.0 billion of individual life insurance in force and total admitted assets of approximately $59.7 billion. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York.

     Pacific Life was organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reorganized as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company that is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Trustees and Officers

     As of the record date, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio.

Information about the Distributor

     Pacific Select Distributors, Inc. (“PSD”), 700 Newport Center Drive, Newport Beach, California 92660, a subsidiary of Pacific Life, serves as the Fund’s distributor pursuant to a

Distribution Contract (the “Distribution Contract”) with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PSD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PSD in connection with the distribution or sale of the shares. PSD is not paid any compensation from the Fund under the Distribution Contract, although PSD is paid or its expenses are covered by Pacific Life or PL&A in connection with the offering of variable contracts issued by those insurers.

Expenses of the Meeting

     The Fund will pay for the cost of the Meeting, and any adjournment thereof, the preparation, printing and mailing of the enclosed Voting Instructions, notice and this proxy statement, and all other costs incurred in connection with the solicitation of Voting Instructions.

Proposals for Future Shareholder Meetings

     The Fund does not intend to hold shareholder meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by the Fund in writing at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders, without including the proposal in the Fund’s proxy statement, must notify the Secretary of the Fund in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Legal Proceedings

     The Trustees are not aware of any material pending legal proceedings, other than routine litigation incidental to the business, to which any Trustee, officer or affiliate of the Fund, any owner of record or beneficially of more than five percent of any class of voting securities of the Fund, or security holder is a party adverse to the Fund or has a material interest adverse to the Fund.

Shareholder Reports

     An audited annual report and an amendment to the annual report for the Fund dated December 31, 2003 was filed with the SEC on February 27, 2004 and June 8, 2004, respectively, and an unaudited semi-annual report for the Fund dated June 30, 2004 was filed with the SEC on August 30, 2004, and are available without charge upon request by calling for life insurance policyholders: 800-800-7681 or for annuity contract holders: 800-722-2333; or by writing the Fund at 700 Newport Center Drive, Newport Beach, CA 92660.

     PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTIONS PROMPTLY. YOU MAY DO SO EITHER TELEPHONICALLY, ELECTRONICALLY, OR BY MAILING THE VOTING INSTRUCTIONS IN THE

POSTAGE PAID ENVELOPE PROVIDED. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 8:00 A.M. EASTERN TIME ON DECEMBER 17, 2004 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED. IF YOU VOTE BY TELEPHONE, ONLY VOTES CAST BY 8:00 A.M. EASTERN TIME ON DECEMBER 17, 2004 WILL BE COUNTED. IF YOU VOTE BY INTERNET, ONLY VOTES SUBMITTED BY 8:00 A.M. EASTERN TIME ON DECEMBER 17, 2004 WILL BE COUNTED.

By Order of the Trustees

Audrey L. Milfs
Secretary

APPENDIX A

EXECUTIVE OFFICERS OF THE FUND

Position(s) with the
Fund and Length of
Name, Address, and Age*	Principal Occupations During Past Five Years	Time Served**
Thomas C. Sutton Age: 62	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee of Pacific Funds.	Chairman of the Board since 7/21/87

Glenn S. Schafer Age: 55	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; similar positions with other subsidiaries and affiliates of Pacific Life; and President and Trustee of Pacific Funds.	President since 2/25/99

Brian D. Klemens Age: 48	Vice President and Treasurer (12/98 to present); and Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer of Pacific Funds.	Vice President and Treasurer since 4/29/96

Diane N. Ledger Age: 65	Vice President, Variable Regulatory Compliance, Pacific Life and Pacific Life & Annuity Company, and Vice President and Assistant Secretary of Pacific Funds.	Vice President and Assistant Secretary since 7/21/87

Sharon A. Cheever Age: 49	Vice President and Investment Counsel of Pacific Life and Pacific Life & Annuity Company; and Assistant Secretary of Pacific Mutual Holding Company and Pacific LifeCorp.	Vice President and General Counsel since 5/20/92

Audrey L. Milfs Age: 58	Vice President, Director and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp, and similar positions with other subsidiaries of Pacific Life; and Secretary of Pacific Funds.	Secretary since 7/21/87

Sharon Pacheco Age 46	Vice President and Chief Compliance Officer of Pacific Life and Pacific Life & Annuity Company (5/02 to present); Vice President and Chief Compliance Officer of Pacific Funds (6/04 to present); Vice President of Pacific Mutual Holding Company and Pacific LifeCorp (11/03 to present); Vice President of Corporate Audit (4/00 to 5/02); Assistant Vice Present of Corporate Audit (11/97 to 4/00).	Vice President and Chief Compliance Officer since 6/04/04

*The address of each executive officer of the Fund is 700 Newport Center Drive, Newport Beach, CA 92660

**The term of each officer is indefinite at the discretion of the Board.

APPENDIX B

PACIFIC FUNDS
AND
PACIFIC SELECT FUND

JOINT AUDIT COMMITTEE CHARTER

Each of the respective Boards of Trustees (a “Board”) of the Pacific Funds and the Pacific Select Fund (each, a “Trust” or the “Funds”), shall have an Audit Committee (the “Audit Committee”).1

I. Statement of Purpose and Function

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the Auditor’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board of Trustees and the Audit Committee.

The purposes of the Audit Committee are to:

•	assist the Board in its oversight of the Trust’s accounting and financial reporting policies and practices by reviewing disclosures made to the Audit Committee by the Trust’s certifying officers and Auditor about any significant deficiency in, or material change in the operation of, the Trust’s internal controls or material weaknesses therein, and any fraud involving the Adviser or any employees or other persons who have a significant role in the Trust’s internal controls;

•	assist the Board in its oversight of the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and

•	select, oversee and approve the compensation of the Trust’s independent auditor (the “Auditor”) and to act as liaison between the Auditor and the Board of Trustees.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

II. Committee Composition

[1]	All references to the Trust are deemed to apply to the Pacific Funds and the Pacific Select Fund. All references to the Board are deemed to apply to the Board of Trustees of each Trust. All references to the Fund or Funds are deemed to apply to all of the Funds of the Trusts. All references to the Audit Committee are deemed to apply to the Audit Committee of each of the Boards. All references to the Adviser are limited to Pacific Life Insurance Company and those of its affiliates that provide services to the Trusts.

The Audit Committee shall be comprised of at least three Trustees, all of whom shall be independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended, and who are free of any other relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Audit Committee members). Each member shall be appointed by the Board, and a majority of the independent Trustees of the Board also shall approve each appointment.

The Board shall designate one member as Audit Committee Chairman.

Members of the Committee shall be encouraged to take steps that would augment their general knowledge in financial and auditing matters as they pertain to the Trust.

The Audit Committee shall consider whether one or more members of the Audit Committee is an “audit committee financial expert,”2 as such term is defined by the Securities and Exchange Commission, and whether any such expert is “independent.”3 The Audit Committee shall report the results of its deliberations to the Board for further action as appropriate, including, but not limited to, a determination by the Board that the Audit Committee membership includes or does not include one or more “Audit Committee financial experts” and any related disclosure to be made concerning this matter.

III. Meetings, Duties and Responsibilities

The Audit Committee shall meet as necessary throughout the year. Meetings may be in person or by other means that permit the participants to communicate with each other. Participation by a majority of the Audit Committee members shall constitute a quorum. The Audit Committee shall meet with the finance and other personnel of the Trust and the Adviser as necessary and appropriate to fulfill the Committee’s oversight role.

The Audit Committee Chairman shall report to the Board on the results of the Audit Committee’s reviews and shall make such recommendations to the Board as the Audit Committee deems appropriate.

The Audit Committee shall have unrestricted access to the Auditor and the Trust’s administrator.

[2]	Notwithstanding any such identification, each member of the Audit Committee is expected to contribute significantly to the work of the Committee. Moreover, identification as an “audit committee financial expert” will not increase the duties, obligations or liability of the identified person as compared to the duties, obligations and liability imposed on that person as a member of the Audit Committee and of the Board.

[3]	For purposes of this finding of independence only, in order to be considered “independent,” any such expert must not only be independent for purposes of the Investment Company Act but also must satisfy the additional requirement that he or she may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Trust.

To carry out its purposes, the Audit Committee shall have the following duties and powers (such listing is not intended to limit the authority of the Audit Committee in achieving its purposes):

1.	Selection of Auditor and Approval of Fees.

(a)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the Board and, in connection therewith, shall evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b)	The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services to be provided to the Trust in accordance with the pre-approval requirements set forth below. The Trust shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Trust.

2.	Meetings with Auditor. The Audit Committee shall meet with the Auditor prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Committee shall deem necessary or appropriate. The Audit Committee shall ensure that the Auditor reports directly to the Audit Committee. The Audit Committee shall request the Auditor to report at least annually concerning the following and other pertinent matters:

(a)	the arrangements for and scope of the annual audit and any special audits;

(b)	all critical accounting policies and practices to be followed;

(c)	any matters of concern relating to the Trust’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d)	any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences;

(e)	all non-audit services provided to any entity in the “Investment Company Complex”[4] that were not pre-approved by the Audit Committee;

[4]	“Investment Company Complex” means the Pacific Select Fund, the Pacific Funds, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an investment
(continued...)

(f)	the amount of all fees received by the Auditor for providing services of any type to the Adviser and any affiliate controlled by the Adviser, and confirmation that the Auditor has not provided any prohibited non-audit services;

(g)	the Auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and responses thereto by the Trust’s officers, the Adviser and administrator, as well as other personnel;

(h)	confirmation of the form of written opinion the Auditor proposes to render to the Board and shareholders of the Trust, and discussion or reporting on the general nature of the disclosures to be made in Form N-CSR;

(i)	the adequacy and effectiveness of relevant accounting internal controls and procedures and the quality of the staff implementing those controls and procedures;

(j)	periodic reports concerning relevant regulatory changes and new accounting pronouncements that significantly affect the value of the Funds’ assets and their financial reporting;

(k)	disclosures to the Auditor and the Audit Committee by the Trust’s chief executive or chief financial officer of (i) any material weaknesses in internal controls, (ii) any significant deficiencies in the design or operation of internal controls that could adversely affect the Funds’ ability to record, process, summarize, and report financial data, (iii) any fraud, whether or not material, that involves management of other employees who have a significant role in the Funds’ internal controls, and (iv) any other matters that could jeopardize a Trust’s ability to file its financial statements with the Securities and Exchange Commission or the certifying officers’ ability to certify a Trust’s N-CSR;

(l)	confirmation that the Auditor is in compliance with the audit partner rotation requirements applicable to the engagement with the Trust; and

(m)	the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

In order to ensure that the Audit Committee has had an opportunity to review the Auditor’s report and other required communications relating to the annual audit of the Trust’s financial statements prior to the date the audited financial statements are filed with the Securities and Exchange Commission and released to the public (i.e., within 60 days following the end of the Trust’s fiscal year), the Audit Committee shall either

(...continued)
adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser meet with the Auditor or, in lieu of a meeting, require the Auditor to deliver a written report to the Audit Committee concerning these matters prior to the date the audited financial statements are filed with the Securities and Exchange Commission and released to the public.

3.	Change in Accounting Principles.

The Audit Committee shall consider the effect upon the Trust of any changes in accounting principles or practices proposed by the Auditor or the Trust’s officers.

4.	Evaluation of Audit Related Services and Permissible Non-Audit Services

The Audit Committee shall evaluate all audit related services performed or to be performed by the Auditor for the Trust. The Audit Committee shall also evaluate all permissible non-audit services performed or to be performed by the Auditor for the Trust or (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust, if the nature of the services provided relate directly to the operations or financial reporting of the Trust, to ensure that such services do not impair the independence of the Auditor. Audit related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor that do not impair the independence of the Auditor. Permissible non-audit services include tax compliance, tax planning, tax advice and other routine and recurring services that do not impair the independence of the Auditor.

5.	Pre-Approval of Auditor Services.

(a)	Pre-Approval Requirements for Services to Trust. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)	Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii)	De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-

audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

(b)	Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Trust.

Application of De Minimis Exception: The De Minimis exceptions set forth above under Section 5(a) apply to pre-approvals under this Section (b) as well, except that the “total amount of revenues” calculation for Section 5(b) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

6.	Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that the Auditor who is performing the audit for the Trust is not performing contemporaneously (during the audit and professional engagement period) any impermissible non-audit services for the Trust (includes both Trusts) or the Adviser (see Section III.2(f)).

7.	Reporting. The Audit Committee Chairman shall report to the Board the recommendations and determinations of the Audit Committee, as well as the results of any Audit Committee reviews.

8.	Minutes. The Audit Committee shall prepare minutes of all meetings of the Committee.

IV. Amendment.

The Audit Committee shall review this Charter on an annual basis and recommend any changes to the Board. This Charter may be amended by a vote of a majority of the Board.

Dated: June 6, 2003, as amended and approved by the Board, effective October 1, 2004

APPENDIX C

PACIFIC SELECT FUND and PACIFIC FUNDS

NOMINATING COMMITTEE CHARTER

1.	COMMITTEE ORGANIZATION

(a)	The Nominating Committee (the Committee), a committee established by the Board of Trustees (the “Board”) of the Pacific Select Fund and the Pacific Funds (the “Funds”), shall be comprised solely of the members of the Board who are not considered “interested persons” of the Fund under the Investment Company Act of 1940, as amended (independent trustees).

(b)	The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least three members.

(c)	The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

(d)	The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask legal counsel, representatives of Pacific Life (the “Adviser”), or others to attend Committee meetings and provide pertinent information as necessary.

2.	DUTIES AND RESPONSIBILITIES

          The Committee shall:

(a)	Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of trustee skills and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally.

(b)	Identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Adviser, and may involve representatives of the Adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee. The Committee’s policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A.

(c)	Review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(d)	Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

(e)	Review shareholder recommendations for nominations to fill vacancies. Any such recommendations must be submitted in writing and addressed to the Committee Chairman at the Funds’ offices.

(f)	Perform such other activities consistent with this charter as deemed appropriate by the Board or the Committee.

3.	AUTHORITY AND RESOURCES

(a)	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees, including the sole authority to approve the search firm’s fees and other retention terms, including, if applicable, termination.

(b)	The Committee may obtain the advice and assistance of legal counsel, accountants, and other advisers as it deems necessary and appropriate.

4.	POLICIES AND PROCEDURES

          In meeting its responsibilities, the Committee shall:

(a)	Provide oversight regarding the orientation of new independent trustees. The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b)	Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee shall also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance.

(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

          Adopted: October 1, 2004

APPENDIX A TO THE NOMINATING COMMITTEE CHARTER
NOMINATING COMMITTEE POLICY
REGARDING SELECTION OF TRUSTEE NOMINEES

          When a vacancy on the Board exists or is anticipated, or when the Nominating Committee (Committee) deems it desirable to select a new or additional trustee, the Nominating Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from the Trust’s shareholders.

          The Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current trustees, the investment adviser of the Trust and counsel to the Trust. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

          In evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including, as appropriate:

(i) the candidate’s knowledge in matters relating to the mutual fund industry;

(ii) any experience possessed by the candidate as a director or senior officer of public companies;

(iii) the candidate’s educational background;

(iv) the candidate’s reputation for high ethical standards and personal and professional integrity;

(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii) the candidate’s ability to qualify as an independent trustee for purposes of the Investment Company Act of 1940, as amended, the candidate’s independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and

(viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

          Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

APPENDIX D

BENEFICIAL OWNERSHIP OF NOMINEES AS OF SEPTEMBER 20, 2004

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
by Trustee or Trustee Nominee in
Name of Trustee or Trustee	Dollar Range of Equity Securities	Family of Investment
Nominee	in the Fund	Companies**
Independent Trustees
Lucie H. Moore	None	None

Richard L. Nelson	Growth LT Portfolio:	$10,001-$50,000
$1-$10,000
Equity Index Portfolio:
$10,001-$50,000
Emerging Markets Portfolio:
$1-$10,000

Lyman W. Porter	International Value Portfolio:	$10,001-$50,000
$10,001-$50,000

Alan Richards	Inflation Managed Portfolio:	Over $100,000
$50,001-$100,000

G. Thomas Willis	None	None

Cecilia H. Herbert	None	None

Frederick L. Blackmon	None	None

Nooruddin (Rudy) S. Veerjee	None	None

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
by Trustee or Trustee Nominee in
Name of Trustee or Trustee	Dollar Range of Equity Securities	Family of Investment
Nominee	in the Fund	Companies**
Interested Trustees
Thomas C. Sutton*	Inflation Managed Portfolio: Over $100,000	Over $100,000

Glenn S. Schafer*	Blue Chip Portfolio:	Over $100,000
$50,001-$100,000
Diversified Research Portfolio:
$1-$10,000
Growth LT Portfolio:
$10,001-$50,000
Mid-Cap Value Portfolio:
$10,001-$50,000
International Value Portfolio:
$10,001-$50,000
Capital Opportunities Portfolio:
$10,001-$50,000
International Large-Cap Portfolio:
$10,001-$50,000
Small-Cap Index Portfolio:
$1-$10,000
Emerging Markets Portfolio:
$10,001-$50,000
Managed Bond Portfolio:
$1-$10,000
Small-Cap Value Portfolio:
$10,001-$50,000
Aggressive Equity Portfolio:
$1-$10,000
Large-Cap Value Portfolio:
$10,001-$50,000
Comstock Portfolio:
$10,001-$50,000
Real Estate Portfolio:
$10,001-$50,000

*     Thomas C. Sutton and Glenn S. Schafer are Interested Persons of the Fund because of their positions with Pacific Life.

**   The Trustees are eligible to participate in a deferred compensation plan pursuant to which they may elect to defer up to 100% of their compensation from the Fund and Pacific Funds and select “credit rate options” that mirror the investment performance of certain series of the Pacific Funds (another mutual fund family advised by Pacific Life). As of June 30, 2004 the following Trustees participated in the deferred compensation plan within the dollar ranges indicated: Lucie Moore – over $100,000; Richard Nelson – over $100,000; Cecilia Herbert – $10,001-$50,000; Lyman Porter – over $100,000; and Alan Richards – $10,001-$50,000.

APPENDIX E

ADVISORY FEE PERCENTAGES PAID TO PACIFIC LIFE FOR 20031

PACIFIC SELECT FUND
		Waiver /
	Advisory	Reimbursement
Portfolio	Fees	by Adviser[2]
Blue Chip	0.95%	—
Aggressive Growth	1.00%	—
Diversified Research	0.90%	—
Short Duration Bond	0.60%	—
I-Net Tollkeeper[3]	1.25%	—
Financial Services	1.10%	—
Health Sciences	1.10%	—
Technology	1.10%	—
Focused 30	0.95%	—
Growth LT	0.75%	—
Mid-Cap Value	0.85%	—
International Value	0.85%	—
Capital Opportunities	0.80%	—
International Large-Cap	1.05%	—
Equity Index	0.25%	—
Small-Cap Index	0.50%	—
Multi-Strategy	0.65%	—
Main Street Core	0.65%	—
Emerging Markets	1.00%	—
Inflation Managed	0.60%	—
Managed Bond	0.60%	—
Small-Cap Value	0.95%	—
Money Market	0.33%	—
High Yield Bond	0.60%	—
Equity Income	0.95%	—
Equity	0.65%	—
Aggressive Equity	0.80%	—
Large-Cap Value	0.85%	—
Comstock	0.95%	—
Real Estate	1.10%	—
Mid-Cap Growth	0.90%	—

1	The advisory fee shown is an annual percentage of each portfolio’s average daily net assets.

2	To help limit expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s Independent Trustees) that exceed an annual rate of 0.10% of its average daily net assets through April 30, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that this policy will be continued beyond April 30, 2005.

3	Effective February 1, 2005, the Board approved a reduction in advisory fee to 1.05%.

APPENDIX F

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made the 9th day of November, 1987 between Pacific Select Fund (the “Fund”), a Massachusetts business trust, and Pacific Life Insurance Company (the “Adviser”), a California corporation, as amended and restated on the 1st day of January, 2005 (the “Agreement”).

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, the Fund is authorized to issue shares of beneficial interest in separate series representing interests in a separate portfolio of securities and other assets;

     WHEREAS, the Fund may offer shares of additional series in the future;

     WHEREAS, the Fund desires to avail itself of the services of the Adviser for the provision of investment advisory services for the Fund; and

     WHEREAS, the Adviser is willing to render such services to the Fund.

     NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

     1. Appointment. The Fund hereby appoints the Adviser, subject to the direction of the Board of Trustees of the Fund (the “Board”), for the period and on the terms set forth in this Agreement, to provide investment advisory services, as described herein, with respect to each series of the Fund identified in Schedule A hereto, as it may be amended from time to time (individually and collectively referred to herein as “Series”). In rendering services under this Agreement, the Adviser may employ or associate itself with such person or persons as it believes necessary or desirable to assist it in carrying out its obligations under this Agreement, and may contract with such other parties as the Adviser deems appropriate to obtain investment advisory services with respect to a Series, subject to the requirements of this Agreement. The Adviser may appoint or recommend that the Fund appoint Managers (as defined herein) subject to such approvals as are required under applicable law, regulation or order of the Securities and Exchange Commission (“SEC”). Subject to the general supervision of the Board, the Adviser shall provide investment management services with respect to the Series as provided in Section 2 or Section 3 below, subject to compensation from the Fund pursuant to Section 9 below. Nothing herein shall prohibit the Adviser from providing administrative, legal, accounting, compliance or other support services to the Fund (including providing assistance to the Fund’s other service providers), pursuant to other agreements with the Fund or otherwise; nor from permitting the officers, directors and employees of the Adviser from serving as officers and/or trustees of the Fund. Nothing herein shall prohibit the Adviser from receiving compensation from the Fund for the provision of such services by the Adviser, its officers, directors or employees. The Adviser represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law.

     In the event the Fund establishes and designates additional series with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser. If the Adviser is willing to render such services, it shall notify the Fund, whereupon such additional series shall be added to Schedule A hereto and shall become a Series hereunder.

     2. Services of the Adviser — Appointment of Managers. With respect to Series for which the Adviser and/or the Board appoints a Manager, the Adviser shall:

          (a) analyze, select, and recommend for consideration and approval by the Board, investment advisory firms (however organized) to provide investment advice, guidance and management of investments with respect to one or more Series and to determine the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, and the voting of proxies with respect thereto, such investment advisory firms to provide such services in accordance with the Series’ investment objective or objectives and policies as stated in the Fund’s current registration statement under the Securities Act of 1933 and the 1940 Act (“Registration Statement”) (any such firms approved by the Board and engaged by the Fund and/or the Adviser are referred to herein as “Managers”); provided, however, that general regulatory compliance monitoring services, including with respect to compliance with all applicable federal, state or foreign law or regulation and with the Series’ investment objectives and policies as stated in the Fund’s current Registration Statement, and administrative and support services, shall be provided to or procured for the Fund by the Adviser or other service provider under other agreements;

          (b) monitor and evaluate the performance of the Managers under their respective portfolio management agreements (“Manager Agreements”) in comparison to peer and benchmark performance in light of the investment objectives and policies of the Series, and render to the Board such periodic and special reports related to such performance monitoring and evaluation as the Board may reasonably request;

          (c) if appropriate, analyze and recommend for consideration by the Board termination of a Manager Agreement with respect to one or more of the Series and the replacement of such Managers with new Managers in accordance with paragraph 2(a) above; and

          (d) make available to the Board officers and employees of the Adviser who are responsible for selecting and evaluating Managers (“Evaluation Personnel”) for consultation and discussions regarding the investment management services provided to the Funds under this Agreement; provided, however, that the Adviser or other service provider may be separately compensated under other agreements for the services of accounting, legal and administrative personnel who provide support to the Evaluation Personnel, as may be agreed to from time to time.

     3. Services of the Adviser — Direct Investment Management. In the event the Adviser determines to render investment management services directly to a Series, then with respect to any such Series, the Adviser, subject to the supervision of the Board, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio, and the voting of proxies with respect thereto, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Registration Statement. Furthermore:

          (a) The Adviser will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and will comply with the diversification requirements set forth in Section 817(h) of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Adviser.

          (b) The Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Board, and the provisions of the Registration Statement, as supplemented or amended.

          (c) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser in the exercise of its fiduciary obligations to the Fund and to such other clients.

          (d) In connection with the purchase and sale of securities of the Series, to the extent such services are not provided by an administrator or sub-administrator, the Adviser will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian.

          (e) The Adviser will make available to the Fund, promptly upon request, any of the Series’ or the Advisers’ investment records and ledgers as are necessary to assist the Fund in complying with requirements of the 1940 Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (f) The Adviser will regularly report to the Board on the investment program for the Series, and will furnish the Board with respect to the Series such periodic and special reports related to the investment program as the Trustees may reasonably request.

          (g) In connection with its responsibilities under this Section 3, the Adviser is responsible for decisions to buy and sell securities and other investments for the Series, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, or other factors that may be specified by the Board. The price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or other applicable law, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Adviser is further authorized to allocate the orders placed by it on behalf of the Series to the Adviser if it is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”), to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Adviser or an affiliate of the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and the Adviser will report on said allocation regularly to the Board if and as required under applicable law or regulation, indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. Conformity with Applicable Law. The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement and with the instructions and directions of the Board and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     5. Exclusivity. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

     6. Documents. The parties hereto acknowledge that the Fund has provided copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

          (a) certified resolution of the Board authorizing the appointment of the Adviser and approving the form of this Agreement;

          (b) the Registration Statement and any amendments thereto; and

          (c) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement.

     7. Records. The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the securities transactions of a Series for which the Adviser provides direct investment management services pursuant to Section 3 hereof. The Adviser further agrees that all records of the Series are the property of the Fund and, to the extent held by the Adviser, it will promptly surrender any of such records upon request.

     8. Expenses. During the term of this Agreement, the Adviser will pay all expenses (including office space, telephone and clerical expenses) incurred by it in connection with its services provided under Sections 2 and 3 of this Agreement (including investment advisory fees payable to Managers), except such expenses as are assumed by the Fund under this Agreement or such expenses as are assumed by a Manager under its Manager Agreement. The Fund shall be responsible for all of the other expenses of its operations not identified in Sections 2 or 3 as a service of the Adviser, and may retain the Adviser or other service providers to provide services with respect to those or other operations of the Fund. Such other expenses for which the Fund is responsible include, but are not limited to, the advisory fee payable hereunder; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; interest expenses; legal fees and expenses; the costs of providing accounting services for the Fund; expenses of maintaining the Fund’s legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians, administrators, shareholder servicing agents, and other service providers; the expense of calculating each Series’ net asset value or the market value or fair value of the assets of a Series, including the expense of obtaining quotations or engaging pricing services for use in making such calculations; taxes, if any, and the preparation of the Fund’s tax returns, and governmental fees; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; recordkeeping expenses (except that the Adviser shall bear its expenses of maintaining records pursuant to Section 7 of this Agreement); regulatory fees; expenses of compliance with Rule 38a-1 under the 1940 Act; expenses of preparing, printing, and filing reports (including financial reports), notices, regulatory filings, registration statements, prospectuses, statements of additional information, proxy statements and other communications distributing such information to existing shareholders, whether currently required or required in the future, including, but not limited to, Forms N-1A, N-14, N-SAR, N-PX, N-CSR, 24F-2, and N-Q (except to the extent the Adviser or a third party agrees to bear a portion or all of such expenses); expenses in connection with shareholder and trustee meetings, including but not limited to preparation of materials for such meetings (other than materials prepared by the Adviser in connection with its services provided under Section 2 and 3 of this Agreement); fees, salaries and expenses (including legal fees and expenses) of Trustees, officers and employees of the Fund; fees, salaries, and expenses of legal counsel, experts, consultants, or other service providers retained by the Independent Trustees (i.e., Trustees who are not “interested persons” of the Fund); expenses of transitioning to a new Manager, including, but not limited to, preparation of proxy statements or information statements as necessary, legal, accounting or administrative services, and negotiating Manager Agreements in connection with changes in Managers or investment management personnel; trade association fees and expenses as determined appropriate by the Board of Trustees; insurance premiums; and extraordinary expenses such as litigation expenses.

     9. Compensation. (a) For the investment management services provided by the Adviser to each Series pursuant to this Agreement, the Fund will pay to the Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect.

          (b) Nothing in this Agreement shall be construed to obligate the Adviser to provide any services other than those specified in Sections 2 and 3 hereof; provided, however, that the Fund may agree to retain the Adviser or other service providers to provide such services pursuant to other agreements for compensation, if any, to be provided thereunder, including services in connection with operations which have been identified in Section 8 above as being the responsibility of the Fund.

     10. Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement.

     11. Liability of the Adviser. The Adviser shall use the same skill and care in the management of each Series’ portfolio as it uses in the administration of other accounts for which it has investment responsibility as agent. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, trustees, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, trustees, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Manager or any of the Manager’s stockholders or partners, officers, trustees, directors, employees, or agents connected with or arising out of any services rendered under a Manager Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement.

     12. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed its agent except as provided for herein or in another agreement between the Fund and the Adviser.

     13. Notices. Notices of any kind to be given to the Adviser by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser to the attention of its General Counsel at 700 Newport Center Drive, Newport Beach, California 92660 or at such other address or to such individual as shall be specified by the Adviser to the Fund.

     Notices of any kind to be given to the Fund by the Adviser shall be in writing and shall be duly given if mailed as delivered to an officer of the Fund at 700 Newport Center Drive, Newport Beach, California, 92660 or at such other address or to such individual as shall be specified by the Fund to the Adviser.

     14. Use of Names. It is understood that the names “Pacific Life Insurance Company,” “Pacific Life,” and “Pacific Select Fund” or any derivative thereof or logo associated with those names are the valuable property of the Adviser and its affiliates, and that the Fund and/or the Series have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Fund, shall promptly amend its Agreement and Declaration of Trust to change its name (if such name is included therein) and remove Pacific Life logos.

     15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

     16. Applicable Law.

          (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order of the SEC thereunder or any other applicable law or regulation of the United States.

          (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     17. Fund Obligation. A copy of the Fund’s Agreement and Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Agreement has been executed on behalf of the Fund by a Trustee or officer of the Fund in his or her capacity as such and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any trustee, officer or shareholder of the Fund individually. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund, or against any of the Trustees, officers, employees or shareholders of the Fund individually.

     18. Continuation and Termination. This Agreement shall become effective on January 1, 2005, subject to the condition that the Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of each Series (which may consist of the Adviser in its capacity as sole shareholder of each Series), shall have approved this Agreement with respect to the respective Series. Unless terminated as provided herein, the Agreement shall continue in full force and effect through January 1, 2007, and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board, or (ii) by vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided in either case that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

     This Agreement may be terminated by the Fund at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its “assignment”, as that term is interpreted under the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC SELECT FUND

By:

Title:

PACIFIC LIFE INSURANCE COMPANY

By:

Title:

By:

Title:

Schedule A

Portfolio	Annual Investment Advisory Fee
	(as a percentage of average daily net assets)
Blue Chip Portfolio	0.95%
Aggressive Growth Portfolio	1.00%
Diversified Research Portfolio	0.90%
Short Duration Bond Portfolio	0.60%
I-Net Tollkeeper Portfolio	1.25%*
Concentrated Growth Portfolio	1.05%**
Financial Services Portfolio	1.10%
Health Sciences Portfolio	1.10%
Technology Portfolio	1.10%
Focused 30 Portfolio	0.95%
Growth LT Portfolio	0.75%
Mid-Cap Value Portfolio	0.85%
International Value Portfolio	0.85%
Capital Opportunities Portfolio	0.80%
International Large-Cap Portfolio	1.05%
Equity Index Portfolio	0.25%
Small-Cap Index Portfolio	0.50%
Multi-Strategy Portfolio	0.65%
Main Street Core Portfolio	0.65%
Emerging Markets Portfolio	1.00%
Inflation Managed Portfolio	0.60%
Managed Bond Portfolio	0.60%
Small-Cap Value Portfolio	0.95%
Money Market Portfolio	0.40%	First $250 million
	0.35%	Next $250 million
	0.30%	Excess of $500 million
High Yield Bond Portfolio	0.60%
Equity Income Portfolio	0.95%
Equity Portfolio	0.65%
Aggressive Equity Portfolio	0.80%
Large-Cap Value Portfolio	0.85%
Comstock Portfolio	0.95%
Real Estate Portfolio	1.10%
Mid-Cap Growth Portfolio	0.90%

Dated: January 1, 2005

*Effective through January 31, 2005
**Effective February 1, 2005

APPENDIX G

TRUSTEES AND OFFICERS WHO ARE INTERESTED PERSONS OF THE FUND

	Position(s) with the Fund and	Principal Occupation(s)during	Number of Portfolios in Fund
Name and Age	Length of Time Served	the Past Five Years	Complex Overseen
Thomas C. Sutton Age 62	Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Funds.	51

Glenn S. Schafer Age 55	President since 2/25/99	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President and Trustee of Pacific Funds.	51

Brian D. Klemens Age 48	Vice President and Treasurer since 4/29/96	Vice President and Treasurer (12/98 to present); Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer of Pacific Funds.	51

Diane N. Ledger Age 65	Vice President and Assistant Secretary since 7/21/87	Vice President, Variable Regulatory Compliance, Pacific Life and Pacific Life & Annuity Company, and Vice President and Assistant Secretary of Pacific Funds.	51

Sharon A. Cheever Age 49	Vice President and General Counsel since 5/20/92	Vice President and Investment Counsel of Pacific Life and Pacific Life & Annuity Company; and Assistant Secretary of Pacific Mutual Holding Company and Pacific LifeCorp.	31

Audrey L. Milfs Age 58	Secretary since 7/21/87	Vice President, Director and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp, and similar positions with other subsidiaries of Pacific Life; and Secretary of Pacific Funds.	51

Sharon Pacheco Age 46	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer of Pacific Life and Pacific Life & Annuity Company (5/02 to present); Vice President and Chief Compliance Officer of Pacific Funds (6/04 to present); Vice President of Pacific Mutual Holding Company and Pacific LifeCorp (11/03 to present); Vice President of Corporate Audit (4/00 to 5/02); Assistant Vice Present of Corporate Audit (11/97 to 4/00)	51

APPENDIX H

NET ADVISORY FEES PAID OR OWED TO INVESTMENT ADVISER IN 2003

Portfolio	Fees Paid or Owed
Blue Chip	$7,307,612
Aggressive Growth	555,297
Diversified Research (1)	2,763,990
Short Duration Bond(2)	2,736,727
I-Net Tollkeeper	667,232
Financial Services	860,204
Health Sciences	1,038,958
Technology(1)	898,255
Growth LT	11,360,782
Focused 30	482,664
Mid-Cap Value	7,300,075
International Value	9,996,088
Capital Opportunities	1,438,708
International Large-Cap(1)	7,623,687
Equity Index	3,704,709
Small-Cap Index(1)	5,172,107
Multi-Strategy	3,685,770
Main Street Core	5,999,613
Emerging Markets	1,935,419
Inflation Managed	9,125,584
Managed Bond	15,547,938
Small-Cap Value(2)	1,360,673
Money Market	4,900,444
High Yield Bond	4,266,196
Equity Income	1,336,273
Equity	2,614,880
Aggressive Equity	2,013,922
Large-Cap Value	11,018,973
Comstock	2,157,861
Real Estate	4,036,691
Mid-Cap Growth	1,100,683

(1)	The Diversified Research, Technology, International Large-Cap, and Small-Cap Index Portfolios included $237,564, $183,464, $374,554, and $3,081,092 merged from the Research, Telecommunications, Global Growth, and Small-Cap Equity Portfolios, respectively.

(2)	The Short Duration Bond and Small-Cap Value Portfolios did not begin operations until May 1, 2003.

APPENDIX I

ADVISORY FEES FOR PACIFIC SELECT FUND AND PACIFIC FUNDS1

PACIFIC SELECT FUND			PACIFIC FUNDS
		Waiver /			Waiver /
	Advisory	Reimbursement		Advisory	Reimbursement
Portfolio	Fees	by Adviser[2]	Portfolio	Fees	by Adviser[3]	Total Assets
Blue Chip	0.95%	—	PF AIM Blue Chip	0.95%	(1.22%)	$35,360,490.64
Aggressive Growth	1.00%	—	PF AIM Aggressive Growth	1.00%	(1.60%)	10,146,403.38
Short Duration Bond	0.60%	—	PF Goldman Sachs Short	0.60%	(0.90%)	23,027,406.59
			Duration Bond
Health Sciences	1.10%	—	PF INVESCO Health	1.10%	(1.46%)	7,089,598.86
			Sciences
Technology	1.10%	—	PF INVESCO Technology	1.10%	(1.70%)	5,424,596.54
Growth LT	0.75%	—	PF Janus Growth LT	0.75%	(1.51%)	15,358,144.98
International Value	0.85%	—	PF Lazard International	0.85%	(1.06%)	32,970,235.24
			Value
International Large-Cap	1.05%	—	PF MFS International	1.05%	(3.93%)	23,424,766.90
			Large-Cap
Inflation Managed	0.60%	—	PF PIMCO Inflation	0.60%	(1.18%)	36,383,954.21
			Managed
Managed Bond	0.60%	—	PF PIMCO Managed Bond	0.60%	(1.31%)	31,815,520.15
Money Market	0.33%	—	PF Pacific Life Money	0.40%	(1.58%)	18,252,977.79
			Market
Equity Income	0.95%	—	PF Putnam Equity Income	0.95%	(1.38%)	17,949,215.99
Large-Cap Value	0.85%	—	PF Salomon Brothers	0.85%	(0.93%)	38,594,255.21
			Large-Cap Value
Comstock	0.95%	—	PF Van Kampen Comstock	0.95%	(1.69%)	17,092,552.76
Mid-Cap Growth	0.90%	—	PF Van Kampen Mid-Cap	0.90%	(1.44%)	29,794,250.43
			Growth

1	The advisory fee shown is an annual percentage of each portfolio’s average daily net assets.

2	To help limit expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s Independent Trustees) that exceed an annual rate of 0.10% of its average daily net assets through April 30, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that this policy will be continued beyond April 30, 2005. Amounts shown are for the fiscal year ended December 31, 2003.

3	To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its advisory fees, administration fees, or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including distribution and service (12b-1) fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05%, and 0.45% for the remaining funds, through June 30, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to the fund’s prospectus dated July 1, 2004), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to waive and/or reimburse expenses after June 30, 2005. If it does not, each fund will incur the total annual operating expenses applicable to the fund. Amounts shown are for the fiscal year ended March 31, 2004.

APPENDIX J

COMMISSIONS PAID BY THE FUND TO AFFILIATED BROKERS IN 2003

		Of Total Brokerage
		Commissions Incurred,
		Aggregate Amount	Percentage of the Fund’s
		Attributable to	Aggregate Brokerage
	Total Brokerage	Commissions Paid to	Commissions Paid to
Portfolio	Commissions Incurred	Affiliated Broker	Affiliated Broker
Short Duration Bond*	$69,950	$22,545 was paid to Goldman, Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P.	32.23%

Equity Index	$79,746	$6 was paid to Merrill Lynch, Pierce, Fenner and Smith Inc., an affiliate of Mercury Advisors.	0.01%

Small-Cap Index	$242,089	$18 was paid to Merrill Lynch, Pierce, Fenner and Smith Inc., an affiliate of Mercury Advisors.	0.01%

Large-Cap Value	$2,283,760	$221,406 was paid to Citigroup Global Markets Inc., an affiliate of Salomon Brothers Asset Management Inc.	9.69%

* The Short Duration Bond Portfolio did not begin operations until May 1, 2003

APPENDIX K

OUTSTANDING SHARES OF EACH PORTFOLIO
AS OF SEPTEMBER 20, 2004

Outstanding Shares as of
Portfolio	September 20, 2004
Blue Chip	221,292,423.820
Aggressive Growth	9,138,569.309
Diversified Research	47,803,352.785
Short Duration Bond	130,734,956.132
I-Net Tollkeeper	14,436,215.754
Financial Services	9,730,136.653
Health Sciences	14,260,525.714
Technology	21,062,572.449
Focused 30	10,903,042.916
Growth LT	94,618,618.452
Mid-Cap Value	88,247,848.668
International Value	136,915,300.442
Capital Opportunities	38,563,949.428
International Large-Cap	215,303,944.727
Equity Index	58,878,286.191
Small-Cap Index	97,232,183.298
Multi-Strategy	39,065,374.224
Main Street Core	68,351,597.069
Emerging Markets	48,666,999.783
Inflation Managed	180,177,783.406
Managed Bond	259,194,822.014
Small-Cap Value	34,609,768.384
Money Market	127,487,618.235
High Yield Bond	117,783,212.239
Equity Income	20,342,364.657
Equity	20,761,930.371
Aggressive Equity	25,163,491.509
Large-Cap Value	205,465,300.771
Comstock	66,401,516.172
Real Estate	33,853,067.407
Mid-Cap Growth	31,177,048.927

VOTING INSTRUCTION	PACIFIC SELECT FUND	VOTING INSTRUCTION
SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 17, 2004

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, “variable contracts”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and funded by separate accounts of Pacific Life and Pacific Life & Annuity Company (“PL&A”), hereby instructs Pacific Life and PL&A, on behalf of the pertinent separate accounts, to vote the shares of the Portfolios listed below, of the Pacific Select Fund, (the “Fund”) attributable to his or her variable contract at the special meeting of shareholders of the Fund to be held at 9:00 a.m., Pacific time, on December 17, 2004, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated, with respect to the matters referred to in the proxy statement for the meeting, and in the discretion of Pacific Life and PL&A upon such other matters as may properly come before the meeting or any adjournment thereof. THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR all proposals.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-837-1894

999 9999 9999 999

If voting by mail, please date and sign. All designated owners of the variable contract(s) represented by this voting instruction must sign hereon. If signing as an attorney, executor, trustee, guardian or other representative or as an officer of a corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

Signature of Contract Owner

Signature of Contract Owner (other) (if held jointly)
, 2004
Date PAC_14621

PORTFOLIO	PORTFOLIO	PORTFOLIO
Blue Chip	International Value	Small-Cap Value
Aggressive Growth	Capital Opportunities	Money Market
Diversified Research	International Large-Cap	High Yield Bond
Short Duration Bond	Equity Index	Equity Income
I-Net TollkeeperSM	Small-Cap Index	Equity
Financial Services	Multi-Strategy	Aggressive Equity
Health Sciences	Main Street® Core	Large-Cap Value
Technology	Emerging Markets	Comstock
Growth LT	Inflation Managed	Real Estate
Focused 30	Managed Bond	Mid-Cap Growth
Mid-Cap Value

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this voting instruction.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 8:00 A.M. EASTERN TIME ON DECEMBER 17, 2004

Voting Instructions completed by mail must be sent to the address shown on the postage paid envelope provided. If votes are not marked, this Voting Instruction will be voted FOR the Proposals. If this voting instruction is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast by Pacific Life or PL&A on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.

The Board of Trustees recommends a vote FOR all proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

To vote FOR all Portfolios on all Proposals mark this box. (No other vote is necessary.) ☐

1. To elect ten nominees to the Fund’s Board of Trustees:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01 Frederick L. Blackmon	02 Cecilia H. Herbert	03 Lucie H. Moore
04 Richard L. Nelson	05 Lyman W. Porter	06 Alan Richards	☐	☐	☐
07 Glenn S. Schafer	08 Thomas C. Sutton	09 Nooruddin S. Veerjee
10 G. Thomas Willis

To withhold authority to vote for any individual nominee, mark the “For All Except” box and write the nominee’s number and name on the line provided below.

2.	To approve the Amended and Restated Investment Advisory Agreement between the Fund and Pacific Life.

☐ To vote all Portfolios FOR	☐ To vote all Portfolios AGAINST	☐ To ABSTAIN votes for all Portfolios or	To vote each Portfolio separately mark below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Blue Chip	☐	☐	☐	International Value	☐	☐	☐	Small-Cap Value	☐	☐	☐
Aggressive Growth	☐	☐	☐	Capital Opportunities	☐	☐	☐	Money Market	☐	☐	☐
Diversified Research	☐	☐	☐	International Large-Cap	☐	☐	☐	High Yield Bond	☐	☐	☐
Short Duration Bond	☐	☐	☐	Equity Index	☐	☐	☐	Equity Income	☐	☐	☐
I-Net TollkeeperSM	☐	☐	☐	Small-Cap Index	☐	☐	☐	Equity	☐	☐	☐
Financial Services	☐	☐	☐	Multi-Strategy	☐	☐	☐	Aggressive Equity	☐	☐	☐
Health Sciences	☐	☐	☐	Main Street® Core	☐	☐	☐	Large-Cap Value	☐	☐	☐
Technology	☐	☐	☐	Emerging Markets	☐	☐	☐	Comstock	☐	☐	☐
Growth LT	☐	☐	☐	Inflation Managed	☐	☐	☐	Real Estate	☐	☐	☐
Focused 30	☐	☐	☐	Managed Bond	☐	☐	☐	Mid-Cap Growth	☐	☐	☐
Mid-Cap Value	☐	☐	☐

3.	To amend the fundamental investment policies of the Fund related to portfolio diversification.

☐ To vote all Portfolios FOR	☐ To vote all Portfolios AGAINST	☐ To ABSTAIN votes for all Portfolios	or To vote each Portfolio separately mark below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Blue Chip	☐	☐	☐	International Value	☐	☐	☐	Money Market	☐	☐	☐
Aggressive Growth	☐	☐	☐	Capital Opportunities	☐	☐	☐	High Yield Bond	☐	☐	☐
Diversified Research	☐	☐	☐	International Large-Cap	☐	☐	☐	Equity	☐	☐	☐
I-Net TollkeeperSM	☐	☐	☐	Equity Index	☐	☐	☐	Aggressive Equity	☐	☐	☐
Financial Services	☐	☐	☐	Small-Cap Index	☐	☐	☐	Large-Cap Value	☐	☐	☐
Health Sciences	☐	☐	☐	Multi-Strategy	☐	☐	☐	Comstock	☐	☐	☐
Technology	☐	☐	☐	Main Street® Core	☐	☐	☐	Real Estate	☐	☐	☐
Growth LT	☐	☐	☐	Emerging Markets	☐	☐	☐	Mid-Cap Growth	☐	☐	☐
Focused 30	☐	☐	☐	Inflation Managed	☐	☐	☐
Mid-Cap Value	☐	☐	☐	Managed Bond	☐	☐	☐

4. To change the investment goal of the Growth LT Portfolio to seek long-term growth of capital.

	FOR	AGAINST	ABSTAIN
Growth LT	☐	☐	☐

5.	To change the I-Net TollkeeperSM Portfolio from a diversified portfolio to a non-diversified portfolio.

	FOR	AGAINST	ABSTAIN
I-Net TollkeeperSM	☐	☐	☐

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE TODAY.